As filed with the Securities and Exchange Commission on September 18, 2009

1933 Act File No. 333-

1940 Act File No.  811-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	AMENDMENT NO.

POWERSHARES BANK LOAN OPPORTUNITY ACCE FUND

(Exact Name of Registrant as Specified in Charter)

301 West Roosevelt Road
Wheaton, Illinois 60187
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (800) 983-0903

H. Bruce Bond
301 West Roosevelt Road
Wheaton, Illinois 60187
(Name and Address of Agent for Service)

With Copies to:
Stuart M. Strauss, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York  10036
(212) 698-3500

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered only in connection with a dividend reinvestment plan, please check this box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (2)		Proposed Maximum Offering Price Per Unit(1)			Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee
Shares of Beneficial Interest, $.01 par value	[50,000	]	$	[20.00	]	$1,000,000	$	[55.80	]

(1)          Estimated solely for purposes of calculating the registration fee.

(2)          Includes Shares that may be offered to the underwriters pursuant to an option to cover overallotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS	[LOGO]

SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2009
           Shares
PowerShares Bank Loan Opportunity ACCE Fund
Shares of Beneficial Interest
$           per Share

Investment Objectives.  PowerShares Bank Loan Opportunity ACCE Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.  The Fund’s investment objectives are to provide a high level of current income and, secondarily, preservation of capital.   There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies.  The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in senior loans and in senior debt securities.  The Fund anticipates that it will invest primarily in secured floating rate loans made by banks and other financial institutions and in senior secured floating rate debt securities.  The Fund invests in loans and debt securities that meet the credit standards established by the portfolio managers.  The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan.  The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.

The Fund may invest all or substantially all of its assets in senior loans or senior debt securities that are determined to be below investment grade quality (junk bonds).  The Fund may invest up to 100% of its assets in senior loans and senior debt securities of non-U.S. borrowers or issuers.  The Fund may use leverage in an effort to maximize its returns through borrowing in an amount of up to 33 1/3% of the Fund’s total assets after such borrowing.  The Fund may invest its net assets in other types of debt obligations or securities, including subordinated loans, unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short term government and commercial debt obligations.  The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval; however, shareholders will be notified in writing of any changes to such policy at least 60 days prior to any change.

No Prior Trading History.  Because the Fund is newly organized, its shares of beneficial interest (the “shares”) have no history of public trading.  Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”).  The risk of loss due to this discount may be greater for initial investors expecting to sell their Shares in a relatively short period after completion of the initial public offering.  The Fund’s Shares are expected to be listed on the            (the “          ”) under the symbol “          .”

Automatic Conversion Feature.  Unlike conventional closed-end funds, the Fund, using the “ACCE” or “Automatic Conversion Closed-End” model, is structured to provide protection from trading discounts to NAV through a conversion feature, pursuant to which the Fund would automatically convert into an actively managed exchange-traded fund (“ETF”) under certain predetermined circumstances.  The Fund’s Agreement and Declaration of Trust provides that, beginning after            months from the date of the Fund’s initial public offering, the Fund will automatically convert into an ETF if its Shares close at a median discount of           % or greater from the NAV of the Fund over any period of            consecutive days.*  In the event that the Fund converts to an ETF, the ETF will seek to achieve similar investment objectives as the Fund by investing in substantially the similar types of investments as the Fund.  If the Fund converts to an ETF, the Fund may not invest more than 15% of its net assets in illiquid securities.  No approval by the shareholders of the Fund would be necessary to convert to an ETF.  If the Fund converts to an ETF, its Shares will be listed and traded on the            under the [same symbol].  In addition, the ETF will continuously offer and redeem its Shares principally for cash in large specified numbers of Shares called “Creation Units.”  See “Conversion to an Exchange-Traded Fund.”

Investing in the Fund’s Shares involves certain risks that are described in the “Risk Factors” section beginning on page 27 of this Prospectus.  The risks of investing in the Fund are summarized in the “Prospectus Summary—Special Risk Considerations” section beginning on page 3 of this Prospectus.

	Per Share	Total(1)
Public offering price	$	$
Sales load	$	$
Proceeds, after expenses, to the Fund(2)	$	$

(1)

The Fund has granted the underwriters an option to purchase up to            additional Shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover overallotments, if any. If such option is exercised in full, the total Public offering price, Sales load and Proceeds, after expenses, to the Fund will be $          , $          and $          , respectively. See “Underwriting.”

(2)

Total expenses of issuance and distribution (other than the sales load) are estimated to be $          . The Fund’s investment adviser has agreed to pay all organizational expenses of the Fund and all offering expenses of the Fund (other than the sales load) that exceed $          per Share. The estimated offering expenses (other than the sales load) to be incurred by the Fund are $          .

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The Shares will be ready for delivery on or about           , 2009.

*  Patent pending.

The date of this Prospectus is           , 2009.

Investment Adviser.  Invesco PowerShares Capital Management LLC is the Fund’s investment adviser (the “Adviser”).  Invesco Institutional (N.A.) (“Invesco Institutional”) is the Fund’s primary investment sub-adviser (and together with the affiliated sub-advisers, the “Sub-Advisers”).  The Adviser and the Sub-Advisers are collectively referred to herein as the “Advisers.”  See “Management of the Fund.”

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Fund’s Shares, and retain it for future reference.  A Statement of Additional Information, dated           , 2009 (the “SAI”), containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus.  You can review the table of contents for the SAI on page            of this Prospectus.  You may request a free copy of the SAI, and the Fund’s annual and semi-annual reports to shareholders, when available, by calling toll-free [(800) 983-0903] or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C.  Call (202) 551-8090 for information.  The SEC charges a fee for copies.  You can get the same information free from the SEC’s website at http://www.sec.gov.  You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.  The Fund does not post a copy of the SAI on its website because the Fund’s Shares are not continuously offered, which means the SAI will not be updated after completion of this offering and the information contained in the SAI will become outdated.  The Fund’s annual and semi-annual reports will be available at the Fund’s website at http://www.InvescoPowerShares.com free of charge.  The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.

You should not construe the contents of this Prospectus as legal, tax, or financial advice.  You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus.  The Fund has not, and the underwriters have not, authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus.  The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

v

PROSPECTUS SUMMARY

This is only a summary.  This summary does not contain all of the information that you should consider before investing in the Fund’s Shares, especially the information set forth under the heading “Risk Factors.”  You should review the more detailed information contained in this Prospectus and in the SAI.

The Fund	PowerShares Bank Loan Opportunity ACCE Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. See “The Fund.”

The Offering

The Fund is offering shares of beneficial interest, no par value, at an initial offering price of $          per share. The common shares of beneficial interest are called “Shares” in this Prospectus. The Shares are being offered by a group of underwriters (the “underwriters”) led by            (“          ”). You must purchase at least 100 Shares to participate in this offering. Investors will be required to pay a sales load of           % of the initial offering price, which will reduce the initial amount invested. The Fund has granted the underwriters an option to purchase up to            additional Shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus solely to cover overallotments, if any. See “Underwriting.” The Adviser has agreed to pay all organizational expenses of the Fund and all offering expenses of the Fund (other than the sales load) that exceed $          per Share.

Investment Objectives and Policies

Investment Objectives. The Fund’s investment objectives are to provide a high level of current income and, secondarily, preservation of capital There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in senior loans and in senior debt securities. The Fund anticipates that it will invest primarily in secured floating rate loans made by banks and other financial institutions and in senior secured floating rate debt securities. The Fund invests in loans and debt securities that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.

The Fund may invest all or substantially all of its assets in senior loans or senior debt securities that are determined to be below investment grade quality (junk bonds). The Fund may invest up to 100% of its assets in senior loans and senior debt securities of non-U.S. borrowers or issuers. The Fund may use leverage in an effort to maximize its returns through borrowing in an amount of up to 33 1/3% of the Fund’s total assets after such borrowing. The Fund may invest its net assets in other types of debt obligations or securities, including subordinated loans, unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short term government and commercial debt obligations. The Fund may also invest in derivative instruments such as credit-linked notes and collateral loan obligations. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the investments included within that policy. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can. Thus, the value of the Fund’s Shares may vary more widely, and the Fund may be subject to greater market and credit risk, than if the Fund invested more broadly.

Investment Process. The Fund invests in loans and debt securities that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.

The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market, legal review of the documents for loans and an on-going credit analysis of issuers. In constructing the portfolio, the portfolio managers analyze each company to determine the company’s earning potential and other factors indicating the sustainability of earnings growth.

The portfolio managers will consider selling a portfolio security if, among other things, (1) unfavorable industry trends, poor performance, or a lack of access to capital cause the company to fail to meet its planned objectives; or (2) more attractive investment opportunities are found.

The Fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the Fund’s Adviser or an affiliate of the Adviser (“Affiliated Money Market Fund”). Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the Fund’s relative performance and its ability to achieve its investment objectives. The Fund holds cash to handle its daily cash needs, which include payment of Fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest a relatively larger percentage of the Fund’s portfolio assets in cash, cash equivalents or high quality debt instruments.

The Fund’s investment objectives and 80% investment policy and each of the other policies described herein constitute non-fundamental policies that may be changed by the Fund’s Board of Trustees (the “Board”), without shareholder approval. Shareholders will be notified in writing, at least 60 days prior to any change in the 80% policy. Certain fundamental policies of the Fund are set forth in the SAI under “Investment Restrictions.”

Automatic Conversion to an Exchange-Traded Fund

The Fund’s Agreement and Declaration of Trust (the “Declaration”) provides that beginning after            months from the date of the Fund’s initial public offering, the Fund will automatically convert into an actively managed ETF if its Shares close at a median discount of           % or greater from the NAV of the Fund over any period of            consecutive days. *  In the event that the Fund converts to an ETF, the ETF will seek to achieve the same investment objectives as the Fund by investing in substantially similar types of investments as the Fund. If the Fund converts to an ETF, the Fund may not invest more than 15% of its net assets in illiquid securities. No approval by the shareholders of the Fund would be necessary to convert to an ETF. This automatic conversion provision may be changed only by the affirmative vote of the holders of at least           % of the Fund’s outstanding voting securities. See “Automatic Conversion to an Exchange-Traded Fund.”

If the Fund converts to an ETF, the Shares will be listed and traded on the            under the [same symbol]. In addition, the Fund will continuously issue and offer for sale shares in large blocks of [50,000] Shares (with each block of [50,000] Shares called a “Creation Unit”) or multiples thereof. Each such Creation Unit could be presented to the Fund at the option of the holder for redemption at a price based on the then current NAV per Share. Except when aggregated in Creation Units, Shares will not be redeemable. Creation Units will be issued and redeemed principally for cash.

Special Risk Considerations

The following is a summary of the principal risks of investing in the Fund. You should read the section of this Prospectus titled “Risk Factors” for a more complete discussion of the risks involved with investing in this Fund.

Senior Loan Risk. Senior loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities. However, senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most senior loans than is the case for many other types of securities, and the Advisers rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a senior loan may be impaired by the lack of an active trading market for certain senior loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders,

*              Patent pending.

including the Fund, such as invalidation of senior loans.

Subordinated Loan Risk. The Fund may invest in subordinated loans. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans. Because subordinated loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated loans, which would create greater credit risk exposure for the holders of such loans. Subordinated loans share the same risks as other below investment grade securities.

Participations. The Fund may purchase participations in senior loans. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the senior loan. Certain participations in senior loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value.

Distressed Debt Risk. The Fund may invest in obligations of financially troubled companies (sometimes known as “Distressed” securities). In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Collaterized Debt Obligation Risk. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with credit-related securities discussed elsewhere in this prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit Linked Notes. Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle (“SPV”) that sells credit protection through a credit default swap (“CDS”) transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Non-Investment Grade Securities Risk. The Fund may invest in non-investment grade loans and debt securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade loans and securities and unrated loans and securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. A number of instruments and strategies used by the Fund may involve non-investment grade loans and securities, including, without limitation, distressed loans and collateralized loan obligations.

Prepayment Risk. The ability of an issuer of a loan or debt security to repay principal prior to maturity can limit the potential for gains by the Fund. Such prepayments may require the Fund to replace the loan or debt security with a lower yielding security. This may affect the Fund’s yield.

Foreign Security Risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries.  Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls.  As a result, there generally is less publicly available information about foreign companies than about U.S. companies.  Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing countries.  Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.  Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries.  In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Liquidity Risk.  A majority of the Fund’s assets are likely to be invested in loans and securities that are less liquid than those traded in national exchanges.  Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets.  Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time.  In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.  If the Fund converts to an ETF, the Fund may not invest more than 15% of its nets assets in illiquid securities.  If, at the time of conversion, the Fund holds illiquid securities in excess of 15% of its net assets, the Fund will be required to sell such securities to meet this limitation, sometimes at prices lower than that of their estimated values.

Leverage Risk.  If the Fund borrows money to finance investments, it is engaging in a practice known as “leveraging.”  Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain Fund investments such as derivatives.  If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the net asset value of the Fund’s Shares will decrease faster than if the Fund had not used leverage.  To repay borrowings, the Fund may have to sell investments at a time and at a price that is unfavorable to the Fund.  Interests on borrowings is an expense the Fund would not otherwise incur.  There can be no assurance that the Fund will use leverage or, should the Fund use leverage, that the Fund’s leverage strategy will be successful.

Risks Relating to Banking and Financial Services Industries.  To the extent the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries.  Financial services companies are highly dependent on the supply of short-term financing.  The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Concentration Risk.  Because the Fund concentrates its investments in senior loans and senior debt securities, the value of the Fund’s Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Interest Rate Risk.  Interest rate risk refers to the risk that loan and debt securities prices generally fall as interest rates rise; conversely, loan and debt securities prices generally rise as interest rates fall.  Specific loan and debt securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each debt security.  A measure investors commonly use to determine this sensitivity is called duration.  The longer the duration of a particular debt security, the greater its price sensitivity to interest rates.  Similarly, a longer duration portfolio of loans and securities has greater price sensitivity.  Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Credit Risk.  Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health.  The loans in which the Fund may invest are typically non-investment grade which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.  Debt securities rated below investment grade are considered to have speculative characteristics and are commonly referred to as “leveraged loans” or “junk bonds.”

The value of lower quality debt securities and lower quality floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.  A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions.  These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower.

The terms of the senior loans and debt securities in which the Fund typically invests require that collateral be maintained to support payment of the obligations.  However, the value of the collateral may decline after the Fund invests.  There is also a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.  In additional, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell.  In the event that a borrower defaults, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency laws.  There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.  As a result, the Fund may not receive payments to which it is entitled.

Non-Diversified Fund Risk.  The Fund is considered non-diversified and can invest a greater portion of assets in loans and securities of individual issuers than a diversified fund.  As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Additional Risks

General.  The Fund is not a complete investment program and should only be considered as an addition to an investor’s existing diversified portfolio of investments.  The Fund is intended to be a long-term investment vehicle.  The Fund is not designed to provide investors with a means of speculating on short-term stock market movements.  Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history or history of public trading.

Investment and Market Risk.  An investment in the Shares is subject to investment risk, including the possible loss of the entire amount that you invest.  An investment in the Fund’s Shares represents an indirect investment in the investments owned by the Fund.  The prices of loans and securities held by the Fund may decline in response to certain events, including those directly involving the companies whose loans and securities are owned by the Fund, sometimes rapidly and unpredictably.  Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Market Discount from NAV and Expected Reductions in NAV.  Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.  This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities.  Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV.  Proceeds from the sale of Shares in this offering will be reduced by           % (the amount of the sales load as a percentage of the offering price), making the Fund’s NAV per Share equal to $          , before deducting offering expenses.  The NAV of the Fund and NAV per Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $          NAV per Share).  The Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Shares and distributions thereon can decline.

Deflation Risk.  Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues.  In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk.  The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator.  Derivative transactions can create investment leverage, may be highly volatile, and the Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction.  If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive).  A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Counterparty Risk.  To the extent that the Fund engages in derivatives transactions, it will be subject to credit risk with respect to the counterparties.  The Fund may obtain only a limited recovery, may obtain no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Advisers Risk.  The Advisers may not be successful in selecting the best-performing securities or investment techniques, and the Fund may underperform relative to funds with similar investment policies.

Recent Developments in Financial Markets.  Recent developments in the financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty.  Conditions in the debt and equity capital markets in the United States and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated loan market.  General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of instruments.  These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening of credit spreads and a lack of price transparency, with many investments remaining illiquid and of uncertain value.  In addition, these market conditions may make valuation of some of the Fund’s investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings.  A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of an investment in the Fund.

The recent instability in the financial markets has led the U.S. and foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of the securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund’s business and operations.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.  Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

In addition, there can be no assurance that the actions taken by the U.S. and foreign governments, central banks and other governmental and regulatory bodies for the purpose of seeking to stabilize the financial markets will achieve the intended effect and further government or market developments could adversely affect the Fund.

Investments in Other Investment Companies and ETFs. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “Investment Company Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including ETFs.  The market value of the shares of other investment companies may differ from their NAV.  In addition, the shares of closed-end investment companies frequently trade at a discount to their NAV.  As an investor in companies, including investment companies, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses.  As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The securities of other investment companies in which the Fund may invest may be leveraged.  As a result, the Fund may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Temporary Investments.  The Fund may take a temporary defensive position and hold a portion of its assets in cash or cash equivalents, which may include the Affiliated Money Market Funds, if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions.  Maintaining a larger proportion of the Fund’s assets in cash rather than securities could negatively impact the Fund’s investment results in a period of rising market prices.  Conversely, it could reduce the magnitude of the Fund’s losses in the event of falling market prices and provide liquidity to make additional investments.  In addition, for cash management purposes, the Fund may hold a portion of its assets in cash or cash equivalents, which may include Affiliated Money Market Funds.

Risks of Lending Portfolio Securities.  The Fund may lend its portfolio securities.  There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially.  These delays and costs could be greater for foreign securities.  However, loans will be made only to borrowers deemed by the Advisers to be creditworthy and when, in the judgment of the Advisers, the income that can be earned from such securities loans justifies the attendant risk.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board.  The Fund also bears the risk that the reinvestment of collateral will result in a principal loss.  Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, the instability in the Middle East and terrorist attacks in the United States and around the world have resulted in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.

In addition, trading activity in securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single issuer or market sector or other factors. In particular, since late 2007, the trading markets for certain classes of securities have been dramatically impaired, resulting in turmoil in the credit markets generally and a dramatically reduced market for mortgage backed securities in particular.

The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects that these or similar events in the future will have on the United States and worldwide economies and securities markets.

Anti-Takeover Provisions Risk.  The Fund’s Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board.  Such provisions could limit the ability of shareholders to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.  These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund (other than through automatic conversion to an ETF) and a merger, liquidation, asset sale or similar transaction.

Investment Adviser and Sub-Advisers

The investment adviser to the Fund is Invesco PowerShares Capital Management LLC, a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187.  Invesco Institutional (N.A.)., located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia, 30309, is the primary sub-adviser to the Fund.  Certain affiliates of the Adviser serve as sub-advisers to the Fund and may be appointed by the Adviser from time to time to provide discretionary investment management services and investment advice to the Fund.   The Adviser acts as investment adviser for, and manages the Sub-Advisers and manages or delegates to the Sub-Advisers the duties of the investment and reinvestment of, the assets of the Fund in accordance with its investment objectives and principal investment strategies.  The Sub-Advisers manage the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Adviser. In addition to managing the Fund’s portfolio, the Adviser supervises the Fund’s compliance program and provides for the general management of the business affairs of the Fund.

[The senior management team of the Sub-Advisers has a long track record and broad experience in managing, analyzing and investing in senior loans and debt securities.]  As of           , 2009, assets under management by the Adviser were approximately $          billion and assets under management by Invesco Institutional were approximately $          billion.

The Fund will pay the Adviser an annual unitary management fee (the “Advisory Fee”) for its services equal to           % of the Fund’s average daily net assets, plus the amount of any borrowings.  The fee is accrued daily and payable monthly.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the payments to the Sub-Advisers, costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser will pay Invesco Institutional an annual fee (the “Sub-Advisory Fee”) from the Advisory Fee, which will be computed daily and paid as of the last day of each month on the basis of the Fund’s daily NAV, using for each daily calculation the most recently determined NAV of the Fund.  On an annual basis, the sub-advisory fee is equal to           % of the Adviser’s compensation of the sub-advised assets per year.

If the Fund were to convert to an ETF as set forth below under “Conversion to an Exchange-Traded Fund,” the Advisory Fee and the Sub-Advisory Fee would not change.

Portfolio Management

Investment decisions for the Fund are made by investment management teams at Invesco Institutional.  The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Listing	The Fund’s Shares are expected to be listed on the under the symbol “ .” In the event that the Fund converts to an ETF, the Shares of the ETF are expected to be listed on the under the [same symbol].

Market Price of Shares

Shares of closed-end investment companies frequently trade at prices below their NAV.  This characteristic is separate and distinct from the risk that NAV could decrease as a result of the Fund’s investment activities and may be a greater risk to investors expecting to sell their Shares in a relatively short period of time following the completion of this offering.  The Fund cannot predict whether the Shares will trade at, above or below NAV.  The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund.  See “Use of Proceeds.”  In addition to the NAV, the market price of the Fund’s Shares may be affected by such factors as the Fund’s portfolio securities, market supply and demand, dividends paid by the Fund (which are in turn affected by expenses), factors affecting the equity markets and interest rate movements.  See “Risk Factors” and “Description of Shares.”  The Fund’s Shares are designed primarily for long-term investors.  You should not purchase Shares if you intend to sell them shortly after purchase.

Distributions

The Fund intends to distribute to shareholders all or a portion of its net investment income quarterly and realized net capital gains, if any, at least annually.  [The Fund expects that it will announce its initial dividend within 45 days and commence paying dividends within 60 to 90 days of the date of this Prospectus.]

Dividends and capital gain distributions generally are reinvested in additional Shares of the Fund under the Fund’s automatic dividend reinvestment plan.  However, an investor can choose not to participate in the plan and instead to receive all distributions in cash.  Since not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan.  See “Dividends and Distributions,” “Automatic Dividend Reinvestment Plan” and “Federal Income Tax Matters.”

Administrator, Custodian, Transfer Agent, Registrar and Dividend Disbursing Agent	serves as the Fund’s administrator, custodian, transfer agent, registrar and dividend disbursing agent.

SUMMARY OF FUND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that an investor in the Fund will bear directly or indirectly.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)%
Offering Expenses Borne by the Fund (as a percentage of offering price)		%(1)
Dividend Reinvestment Plan Fees	None	(2)

Percentage of Net Assets
Annual Expenses
Management Fee		%
Other Expenses(4)(5)%
[Acquired Fund Fees and Expenses(3)]		%
Total Annual Expenses		%

(1)

The Adviser has agreed to pay all organizational expenses of the Fund and all offering expenses of the Fund (other than the sales load) that exceed $          per Share. The offering expenses of this offering to be borne by the Fund are estimated to be approximately $          or $          per common share and will result in a reduction of the net assets of the Fund.

(2)	A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.
[(3)

The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses. The estimate is based upon the estimated allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the current fiscal year. Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.]

(4)	Other expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.
(5)

The Fund’s Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Example

As required by the relevant SEC regulations, the following example illustrates the expenses (including the sales load of $           and estimated offering expenses of this offering of $           and $          ) that you would pay on a $1,000 investment in Shares, assuming (1) total net annual expenses of           % of net assets attributable to Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$	$	$	$

*

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at NAV.

The purpose of the table and example in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the Shares.  As of the date of this Prospectus, the Fund has not commenced operations.  The amounts set forth in the tables are based on estimates for the Fund’s first fiscal year of operations and assume that the Fund issues approximately            Shares.  If the Fund issues fewer Shares, all other things being equal, these expenses would increase as a percentage of the Fund’s net assets attributable to Shares.

The table below describes the fees and expenses that you would pay if the Fund were to convert to an ETF and you buy and hold Shares of the Fund.(1)

Shareholder Transaction Expenses(2)(3)
(fees paid directly from your investments)	None	*
Annual Fund Operating Expenses(4)
(expenses that are deducted from the Fund’s assets)
Management Fee		%
Other Expenses(5)%
Acquired Fund Fees and Expenses		%
Annual Fund Operating Expenses		%

(1)	The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the current fiscal year.
(2)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.
(3)

If a Creation Unit is purchased or redeemed outside the National Securities Clearing Corporation (“NSCC”), if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged. See “Creations and Redemptions” for a further discussion of these fees.

(4)	Expressed as a percentage of average net assets.
(5)

The Fund’s Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*	See “Creations and Redemptions.”

Example

This example is intended to help you compare the cost of investing in the Fund if the Fund were to convert to an ETF with the cost of investing in other funds.  This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s gross operating expenses remain the same.  Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$	$

THE FUND

PowerShares Bank Loan Opportunity ACCE Fund is a newly organized, non-diversified, closed-end management investment company.  The Fund was organized as a Delaware statutory trust on [April 1], 2009, and has registered under the Investment Company Act.  As a newly organized entity, the Fund has no operating history.  The Fund’s principal office is located at 301 West Roosevelt Road, Wheaton, Illinois 60187, and its telephone number is (800) 983-0903.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $           (or approximately $           assuming the underwriters exercise the overallotment option in full) after payment of the estimated offering expenses and the deduction of the sales load.  The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and principal investment strategies as stated below.  See “Investment Objectives and Principal Investment Strategies.”  [We currently anticipate that the Fund will be able to invest the proceeds of this offering pursuant to the Fund’s investment objectives and policies within three months after the completion of this offering.]

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objectives

The Fund’s investment objectives are to provide a high level of current income and, secondarily, preservation of capital  There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in senior loans and in senior debt securities.  The Fund anticipates that it will invest mostly in secured floating rate loans made by banks and other financial institutions and in senior secured floating rate debt securities. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval; however, shareholders will be notified in writing of any changes to such policy at least 60 days prior to any change.

Floating rate loans are made to or issued by companies (borrowers) and bear interest at a floating rate that resets periodically.  The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a designated U.S. bank’s prime or base rate or the overnight federal funds rate.  Prime based and federal funds rate loans reset periodically when the underlying rate resets.  LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year.  Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings.  Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.

Senior loans will generally be purchased from banks or other financial institutions through assignments or participations.  A direct interest in a senior loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a senior loan.

The Fund may invest all or substantially all of its assets in senior loans and senior debt securities that are determined to be below investment grade quality (junk bonds) by a nationally recognized statistical rating organization, or if unrated, determined by the portfolio managers to be of comparable quality.

The Fund may invest up to 100% of its assets in senior loans and senior debt securities of non-U.S. borrowers or issuers.  The Fund will only invest in loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.

The Fund may invest its net assets in certain other types of debt obligations or securities, both to increase yield and to manage cash flow.  Other types of obligations and securities may include subordinated loans, unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations.  The Fund’s assets may be invested in defaulted or distressed loans and loans to bankrupt companies.

Some of the loans and debt securities in which the Fund may invest will be considered to be illiquid.  If the Fund converts to an ETF, the Fund may not invest more than 15% of its net assets in illiquid securities.  The Fund may use leverage in an effort to maximize its returns through borrowing in an amount of up to 33 1/3% of the Fund’s total assets after such borrowing.

The Fund may also invest in derivative instruments such as credit credit-linked notes and collateral loan obligations.  These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the investments included within that policy.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer that a diversified fund can.  Due to the types of investments that the Fund purchases, the Fund may be considered to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including banks, thrift institutions, insurance companies and finance companies.

The Fund’s investment in the type of securities described in this prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described in this prospectus.  Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

The Fund’s investment objectives and 80% investment policy, as well as each of the other policies described herein, each constitute a non fundamental policy of the Fund that may be changed by the Fund’s Board without shareholder approval.  Shareholders will be notified in writing at least 60 days prior to any change in the Fund’s 80% investment policy.  Certain fundamental policies of the Fund are set forth in the Fund’s SAI under “Investment Restrictions.”

Investment Process

The Fund invests in loans and debt securities that meet the credit standards established by the portfolio managers.  The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan.  The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets and t eh general quality and creditworthiness of the borrower.

The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market, legal review of the documents for loans and an on-going credit analysis of issuers.  In constructing the portfolio, the portfolio managers analyze each company to determine the company’s earning potential and other factors indicating the sustainability of earnings growth.

The portfolio managers will consider selling a portfolio security if, among other things, (1) unfavorable industry trends, poor performance, or a lack of access to capital cause the company to fail to meet its planned objectives; or (2) more attractive investment opportunities are found.

The Fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the Fund’s Adviser or Invesco Institutional.  Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the Fund’s relative performance and its ability to achieve its investment objectives.  The Fund holds cash to handle its daily cash needs, which include payment of Fund expenses, redemption requests and securities transactions.  In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest a relatively larger percentage of the Fund’s portfolio assets in cash, cash equivalents or high quality debt instruments.

The Fund’s Investments

Senior Loans and Debt Securities

The Fund may invest in senior loans, including senior secured floating rate loans, which hold the most senior position in the capital structure of a business entity.  Senior secured loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.

Floating Rate Corporate Loans and Corporate Debt Securities

Floating rate loans consist generally of obligations of companies and other entities (collectively, “borrower”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Floating rate loans are often obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged.

Floating rate loans may include both term loans, which are generally fully funded at the time of the Fund’s investment, and revolving loans, which may require the Fund to make additional investments in the loans as required under the terms of the loan agreement. A revolving credit loan agreement may require the Fund to increase its investment in a loan at a time when the Fund might not otherwise have done so, even if the borrower’s condition makes it unlikely that the loan will be repaid.

A floating rate loan is generally offered as part of a lending syndicate to banks and other financial institutions and is administered in accordance with the terms of the loan agreement by an agent bank who is responsible for collection of principal and interest and fee payments from the borrower and apportioning those payments to all lenders who are parties to the agreement. Typically, the agent is given broad discretion to enforce the loan agreement and is compensated by the borrower for its services.

Floating rate loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a floating rate loan previously made to a different lender or by purchase of a participation interest. If the Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan. If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. At times, the Fund may be able to invest in floating rate loans only through assignments or participations.

A participation interest represents a fractional interest in a floating rate loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default.

The Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. The Fund will invest in participation interests only if, at the time of investment, the outstanding debt obligations of the agent bank and any lenders or participants interposed between the borrower and the Fund are investment grade, i.e. rated BBB, A-3 or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa, P-3 or higher by Moody’s Investor Service, Inc. (“Moody’s”), or if unrated, deemed by the Advisers to be of comparable quality. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the floating rate loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan has been historically less extensive than if the floating rate loan were registered or exchange traded.

Floating rate debt securities are typically in the form of notes or bonds issued in public or private placements in the securities markets. Floating rate debt securities will typically have substantially similar terms to floating rate loans, but will not be in the form of participations or assignments.

The floating rate loans and debt securities in which the Fund invests will, in most instances, be secured and senior to other indebtedness of the borrower. Each floating rate loan and debt security will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Advisers. The value of collateral may decline after the Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. Up to [20]% of the Fund’s assets may be invested in unsecured floating rate loans and debt securities or subordinated floating rate loans and debt securities, which may or may not be secured. If the borrower defaults on an unsecured loan or security, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan or security, the collateral may not be sufficient to cover both the senior and subordinated loans and securities.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement or indenture (in the case of floating rate debt securities). In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the floating rate loans or debt securities from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding floating rate loan or debt security.

Purchasers of floating rate loans may receive and/or pay certain fees.  These fees are in addition to interest payments and may include commitment fees, facility fees, and prepayment penalty fees. When the Fund buys a floating rate loan, it may receive a facility fee, and when it sells a floating rate loan, it may pay an assignment fee.

It is expected that the majority of floating rate loans and debt securities will have stated maturities of            to            years. However, because floating rate loans and debt securities are frequently prepaid, it is expected that the average maturity will be            to            years.  The degree to which borrowers prepay floating rate loans and debt securities, whether as a contractual requirement or at the borrower’s election, may be affected by general business conditions, the borrower’s financial condition and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments may result in the Fund’s investing in floating rate loans and debt securities with lower yields.

Floating Rate Loans and Debt Securities of Non-U.S. Borrowers

The Fund may invest in floating rate loans and floating rate debt securities that are made to non-U.S. borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such borrower meets the credit standards established by the Advisers for U.S. borrowers. The Fund similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In all cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including the Fund, in U.S. dollars pursuant to foreign currency swaps. Loans to non-U.S. borrowers or U.S. borrowers with significant non-U.S. dollar denominated revenues may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect the Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. borrowers may differ from that available for U.S. borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.

U.S. Government Obligations

The Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Other obligations of certain agencies and instrumentalities of the U.S. Government, such as the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

Credit Linked Notes (“CLNS”)

The Fund may invest in CLNs. A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors. CLNs are created through a Special Purpose Company (SPC), or trust, which is collateralized with AAA-rated securities. Investors buy securities from a trust that pay a fixed or floating coupon during the life of the note. At maturity, the investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a credit default swap with a deal arranger. In case of default, the trust pays the dealer par minus the recovery rate in exchange for an annual fee which is passed on to the investors in the form of a higher yield on the notes.

Collaterized Loan Obligations (“CLOS”)

The Fund may invest in CLOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Fund as illiquid securities, but an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, volatility in values, and may produce disputes with the issuer or unexpected investment results.

Bank Instruments

The Fund may invest in certificates of deposit, time deposits, and bankers’ acceptances from U.S. or foreign banks. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Commercial Instruments

The Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers which meet the credit quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

Junk Bonds

The Fund may invest in lower-rated or non-rated debt securities commonly known as junk bonds.

Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal. While they may provide greater income and opportunity for gain, junk bonds are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities.

Issuers of junk bonds are often highly leveraged, and may lack more traditional methods of financing. The risk of issuer default on junk bonds is generally higher because such issues are often unsecured or otherwise subordinated to claims of the issuer’s other creditors. If a junk bond issuer defaults, the Fund may incur additional expenses to seek recovery.

Junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to real or perceived adverse economic conditions and individual corporate developments (including industry competition and adverse publicity), than those of higher-rated debt securities, which can decrease the liquidity and values of junk bonds. During such periods of recession and economic downturns, highly leveraged junk bond issuers may experience financial stress and may lack sufficient revenues to meet interest payment obligations, increasing the risk of default. In addition, new laws and proposed new laws may adversely impact the market for junk bonds.

The Fund may have difficulty selling certain junk bonds at the desired time and price. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities. Less liquidity in secondary trading markets could adversely affect the price at which the Fund could sell a particular junk bond, and could adversely affect and cause large fluctuations in the net asset value of the Fund’s Shares. The lack of a liquid secondary market may also make it more difficult for the Fund to obtain accurate market quotations in valuing junk bond assets.

Defaulted Securities

The Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on the defaulted securities. This could increase the Fund’s operating expenses and adversely affect its net asset value.  Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless the Advisers determine that such defaulted securities are liquid under guidelines adopted by the Board.

Participation Interests

The Fund may invest in participation interests. Participation interests generally will be acquired from a commercial bank or other financial institution (a “Lender”) or from other holders of a participation interest (a “Participant”). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the “Borrower”). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund’s rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a creditor of the Participant and thus the Fund is subject to the credit risk of both the Borrower and Lender or a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid.

Participation Notes

The Fund may invest in participation notes. Participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets.

When Issued and Delayed Delivery Transactions

The Fund may purchase and sell interests in loans and debt securities and other portfolio securities on a “when issued” and “delayed delivery” basis. Income may accrue to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in loans and debt securities and other portfolio debt securities at delivery may be more or less than their purchase price; and yields generally available on such interests or securities when delivery occurs may be higher than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate with its custodian, cash or other liquid assets having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engaged in “when issued” and “delayed delivery “ transactions, it will do so for the purpose of acquiring interests or securities for the Fund consistent with the Fund’s investment objectives and policies and not for the purpose of investment leverage. There is no specific limitation as to the percentage of the Fund’s assets which may be used to acquire securities on a “when issued” or “delayed delivery” basis.

Subordinated Loans

The Fund may invest in subordinated loans, which have the same characteristics as senior loans except that such loans are second in lien property rather than first. Subordinated loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with subordinated loans are higher than the risk of loans with first priority over the collateral. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Other Investment Companies

The Fund may purchase shares of other investment companies. The Investment Company Act imposes the following restrictions on investments in other investment companies: (i) a fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Fund in investment companies that are money market funds, including Affiliated Money Market Funds.

ETFs

The Fund may purchase shares of ETFs.  Most ETFs are registered under the Investment Company Act as investment companies.  Therefore, the Fund’s purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed above under “Other Investment Companies.”

ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.  The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs.  ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively.  ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Indexed Securities

The Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators.  Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments.  Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument.  Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

Liquid Assets

For cash management purposes, the Fund may hold a portion of its assets in cash or cash equivalents, including shares of Affiliated Money Market Funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of Affiliated Money Market Funds) or high-quality debt instruments. As a result, the Fund may not achieve its investment objectives.

Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers’ acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

Investments in Entities with Relationships with the Fund/Advisers.

The Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Fund will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

Investment Grade Debt Obligations

The Fund may invest in U.S. dollar-denominated debt obligations traded in U.S. markets.  Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes.  In choosing corporate debt securities on behalf of the Fund, the Advisers may consider (i) general economic and financial conditions; (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and (iii) other considerations deemed appropriate.

Repurchase Agreements

The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date.  These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest.  Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Advisers will monitor the continued creditworthiness of Qualified Institutions.

Illiquid Securities

The Fund may invest its net assets in securities that are illiquid, including repurchase agreements with, in the absence of certain demand features, remaining maturities in excess of seven days. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).

Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the Securities Act, and thus may or may not constitute illiquid securities.  Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

If the Fund converts to an ETF, the Fund may not invest more than 15% of its net assets in illiquid securities.  If, at the time of conversion, the Fund holds illiquid securities in excess of 15% of its net assets, the Fund will be required to sell such securities to meet this limitation, sometimes at prices lower than that of their estimated values.

Rule 144A Securities

The Fund may invest in Rule 144A securities.  Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act.  This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act.  The Advisers, under supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid.  Determination of whether a Rule 144A security is liquid or not is a question of fact.  In making this determination, the Advisers will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security.  In addition, the Advisers could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).  The Advisers will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, the Advisers determine that a Rule 144A security is no longer liquid, the Advisers will review the Fund’s holdings of illiquid securities. Investing in Rule 144A securities could increase the amount of the Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Borrowing

The Fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities.  The Fund will only borrow when the Advisers believe that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation.  The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks.  For example, leveraging may exaggerate changes in and increase the volatility of the NAV of Fund Shares.  This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures and forward contracts, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC and interpretations.

Lending of Portfolio Securities

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Advisers to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least 105% of the market value of the securities loaned.  The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral.  The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities in advance (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund.)  In addition, the Fund will bear the risk of loss of any cash collateral that it invests.  The Fund will lend portfolio securities only to firms that have been approved in advance by the Board, which will monitor the creditworthiness of any such firms.

RISK FACTORS

Principal Risks of Investing in the Fund

Senior Loan Risk

Senior loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities. However, senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most senior loans than is the case for many other types of securities, and the Advisers rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a senior loan may be impaired by the lack of an active trading market for certain senior loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of senior loans.

Subordinated Loan Risk

The Fund may invest in subordinated loans. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans. Because subordinated loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated loans, which would create greater credit risk exposure for the holders of such loans. Subordinated loans share the same risks as other below investment grade securities.

Participations

The Fund may purchase participations in senior loans. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the senior loan. Certain participations in senior loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value.

Distressed Debt Risk

The Fund may invest in obligations of financially troubled companies (sometimes known as “Distressed” securities). In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made.  In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Collaterized Debt Obligation Risk

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with credit-related securities discussed elsewhere in this prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit Linked Notes

Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle (“SPV”) that sells credit protection through a credit default swap (“CDS”) transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Non-Investment Grade Securities Risk

The Fund may invest in non-investment grade loans and debt securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade loans and securities and unrated loans and securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. A number of instruments and strategies used by the Fund may involve non-investment grade loans and securities, including, without limitation, distressed loans and collateralized loan obligations.

Prepayment Risk

The ability of an issuer of a loan or debt security to repay principal prior to maturity can limit the potential for gains by the Fund.  Such prepayments may require the Fund to replace the loan or debt security with a lower yielding security.  This may affect the Fund’s yield.

Foreign Security Risk

The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.  The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries.  Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls.  As a result, there generally is less publicly available information about foreign companies than about U.S. companies.  Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing countries.  Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.  Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries.  In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Liquidity Risk

A majority of the Fund’s assets are likely to be invested in loans and securities that are less liquid than those traded in national exchanges.  Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets.  Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time.  In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.  If the Fund converts to an ETF, the Fund may not invest more than 15% of its nets assets in illiquid securities.  If, at the time of conversion, the Fund holds illiquid securities in excess of 15% of its net assets, the Fund will be required to sell such securities to meet this limitation, sometimes at prices lower than that of their estimated values.

Leverage Risk

If the Fund borrows money to finance investments, it is engaging in a practice known as “leveraging.”  Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain Fund investments such as derivatives.  If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the net asset value of the Fund’s Shares will decrease faster than if the Fund had not used leverage.  To repay borrowings, the Fund may have to sell investments at a time and at a price that is unfavorable to the Fund.  Interests on borrowings is an expense the Fund would not otherwise incur.  There can be no assurance that the Fund will use leverage or should the Fund use leverage, that the Fund’s leverage strategy will be successful.

Risks Relating to Banking and Financial Services Industries

To the extent the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries.  Financial services companies are highly dependent on the supply of short-term financing.  The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Concentration Risk

Because the Fund concentrates its investments in senior loans and senior debt securities, the value of the Fund’s Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Interest Rate Risk

Interest rate risk refers to the risk that loan and debt securities prices generally fall as interest rates rise; conversely, loan and debt securities prices generally rise as interest rates fall.  Specific loan and debt securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each debt security.  A measure investors commonly use to determine this sensitivity is called duration.  The longer the duration of a particular debt security, the greater its price sensitivity to interest rates.  Similarly, a longer duration portfolio of loans and securities has greater price sensitivity.  Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Credit Risk

Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health.  The loans in which the Fund may invest are typically non-investment grade which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.  Debt securities rated below investment grade are considered to have speculative characteristics and are commonly referred to as “leveraged loans” or “junk bonds.”

The value of lower quality debt securities and lower quality floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.  A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions.  These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower.

The terms of the senior  loans and debt securities in which the Fund typically invests require that collateral be maintained to support payment of the obligations.  However, the value of the collateral may decline after the Fund invests.  There is also a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.  In additional, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell.  In the event that a borrower defaults, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency laws.  There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.  As a result, the Fund may not receive payments to which it is entitled.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of assets in loans and securities of individual issuers than a diversified fund.  As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Additional Risks

General

The Fund is not a complete investment program and should only be considered as an addition to an investor’s existing diversified portfolio of investments.  The Fund is intended to be a long-term investment vehicle.  The Fund is not designed to provide investors with a means of speculating on short-term stock market movements.  Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history or history of public trading.

Investment and Market Risk

An investment in the Shares is subject to investment risk, including the possible loss of the entire amount that you invest.  An investment in the Fund’s Shares represents an indirect investment in the investments owned by the Fund.  The prices of loans and securities held by the Fund may decline in response to certain events, including those directly involving the companies whose loans and securities are owned by the Fund, sometimes rapidly and unpredictably.  Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Market Discount from NAV and Expected Reductions in NAV

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.  This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities.  Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV.  Proceeds from the sale of Shares in this offering will be reduced by           % (the amount of the sales load as a percentage of the offering price), making the Fund’s NAV per Share equal to $          , before deducting offering expenses.  The NAV of the Fund and NAV per Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $           NAV per Share).  The Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Shares and distributions thereon can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues.  In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator.  Derivative transactions can create investment leverage, may be highly volatile, and the Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction.  If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor

(e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive).  A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Counterparty Risk

To the extent that the Fund engages in derivatives transactions, it will be subject to credit risk with respect to the counterparties.  The Fund may obtain only a limited recovery, may obtain no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Advisers Risk

The Advisers may not be successful in selecting the best-performing securities or investment techniques, and the Fund may underperform relative to funds with similar investment policies.

Recent Developments in Financial Markets

Recent developments in the financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty.  Conditions in the debt and equity capital markets in the United States and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated loan market.  General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of instruments.  These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening of credit spreads and a lack of price transparency, with many investments remaining illiquid and of uncertain value.  In addition, these market conditions may make valuation of some of the Fund’s investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings.  A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of an investment in the Fund.

The recent instability in the financial markets has led the U.S. and foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of the securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund’s business and operations.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.  Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

In addition, there can be no assurance that the actions taken by the U.S. and foreign governments, central banks and other governmental and regulatory bodies for the purpose of seeking to stabilize the financial markets will achieve the intended effect and further government or market developments could adversely affect the Fund.

Investments in Other Investment Companies and ETFs

Subject to the limitations set forth in the Investment Company Act or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including ETFs.  The market value of the shares of other investment companies may differ from their NAV.  In addition, the shares of closed-end investment companies frequently trade at a discount to their NAV.  As an investor in companies, including investment companies, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses.  As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The securities of other investment companies in which the Fund may invest may be leveraged.  As a result, the Fund may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Temporary Investments

The Fund may take a temporary defensive position and hold a portion of its assets in cash or cash equivalents, which may include Affiliated Money Market Funds, if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions.  Maintaining a larger proportion of the Fund’s assets in cash rather than securities could negatively impact the Fund’s investment results in a period of rising market prices.  Conversely, it could reduce the magnitude of the Fund’s losses in the event of falling market prices and provide liquidity to make additional investments.  In addition, for cash management purposes, the Fund may hold a portion of its assets in cash or cash equivalents, which may include Affiliated Money Market Funds.

Risks of Lending Portfolio Securities

The Fund may lend its portfolio securities.  There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially.  These delays and costs could be greater for foreign securities.  However, loans will be made only to borrowers deemed by the Advisers to be creditworthy and when, in the judgment of the Advisers, the income that can be earned from such securities loans justifies the attendant risk.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board.  The Fund also bears the risk that the reinvestment of collateral will result in a principal loss.  Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, the instability in the Middle East and terrorist attacks in the United States and around the world have resulted in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.

In addition, trading activity in securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single issuer or market sector or other factors. In particular, since late 2007, the trading markets for certain classes of securities have been dramatically impaired, resulting in turmoil in the credit markets generally and a dramatically reduced market for mortgage backed securities in particular.

The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects that these or similar events in the future will have on the United States and worldwide economies and securities markets.

Anti-Takeover Provisions Risk

The Fund’s Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board.  Such provisions could limit the ability of shareholders to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.  These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund (other than through automatic conversion to an ETF) and a merger, liquidation, asset sale or similar transaction.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board provides broad supervision over the affairs of the Fund.  The officers of the Fund are responsible for the Fund’s operations.  The Trustees and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are listed in the SAI.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care.  The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee’s own interest or the interest of another person or organization.  A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

Investment Adviser and Sub-Advisers

The Fund has contracted with the Adviser to act as its investment adviser.  Invesco PowerShares Capital Management LLC serves as the investment adviser to the PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of ETFs with combined assets under management of more than $           billion as of           , 2009.  Certain Trustees or officers of the Fund are also directors and/or officers of the Adviser.  The address of the Adviser is 301 West Roosevelt Road, Wheaton, Illinois 60187.  In addition to managing the Fund’s portfolio, the Adviser supervises the Fund’s compliance program and provides for the general management of the business affairs of the Fund.

[The senior management team of the Sub-Advisers has a long track record and broad experience in managing, analyzing and investing in senior loans and senior debt securities.] As of           , 2009, assets under management by the Adviser were approximately $           billion and assets under management by Invesco Institutional were approximately $           billion.

The Adviser has overall responsibility as the Fund’s investment adviser for the ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs, providing certain clerical, bookkeeping and other administrative services and oversight of the Sub-Advisers.  The Adviser provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund’s investment objectives and principal investment strategies, subject to the supervision of the Fund’s Board.  The Adviser also reports to the Board on the Fund’s investments and performance.

Invesco Institutional, located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia, 30309, has acted as an investment adviser since 1988.

The following affiliates of the Adviser serve as Sub-Advisers to the Fund and may be appointed by the Adviser from time to time to provide discretionary investment management services and investment advice to the Fund:

Invesco Institutional, located at 11 Greenway Plaza, Suite 100, Houston Texas 77046, has acted as an investment adviser since 1976.

Invesco Asset Management Deutschland GmbH, located at Bleichstrasse 60-62, Frankfurt, Germany 60313, has acted as an investment adviser since 1998.

Invesco Asset Management Limited, located at 30 Finsbury Square, London, EC2A, 1AG, United Kingdom, has acted as an investment adviser since 2001.

Invesco Asset Management (Japan) Limited, located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomo 4-chrome, Minato-ku, Tokyo 105-6025, Japan, has acted as an investment adviser since 1996.

Invesco Australia Limited, located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, has acted as an investment adviser since 1983.

Invesco Global Asset Management (N.A.), Inc., located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, has acted as an investment adviser since 1997.

Invesco Hong Kong Limited, located at 32nd Floor, Three Pacific Place, 1 Queen’s Road East, Hong Kong, has acted as an investment adviser since 1994.

Invesco Senior Secured Management, Inc., located at 1166 Avenue of the Americas, New York, New York 10036, has acted as an investment adviser since 1992.

Invesco Trimark Ltd., located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, has acted as an investment adviser since 1994.

The Adviser and the Sub-Advisers are subsidiaries of Invesco Ltd.

Investment Advisory Agreement and Sub-Advisory Agreement

Under the terms of an investment advisory agreement (the “Investment Advisory Agreement”), the Adviser is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.   For its services to the Fund, the Fund has agreed to pay an annual unitary management fee equal to           % of its average daily net assets, plus the amount of any borrowings (the “Advisory Fee”).

For the services rendered by Invesco Institutional under the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser an annual fee (the “Sub-Advisory Fee”) from the Advisory Fee which will be computed daily and paid as of the last day of each month on the basis of the Fund’s daily NAV, using for each daily calculation the most recently determined NAV of the Fund.  On an annual basis, the Sub-Advisory fee is equal to           % of the Adviser’s compensation of the sub-advised assets per year.

If the Fund were to convert to an ETF as set forth below under “Conversion to an Exchange-Traded Fund,” the Advisory Fee and Sub-Advisory Fee would not change.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and the Sub-Advisory Agreement will be available in the [annual/semi-annual] report to shareholders for the period ending           , 2009.

Administration Agreement

The Fund will enter into an administration agreement with           , pursuant to which            will provide certain administrative and accounting services to the Fund.  As compensation for the services provided under the administration agreement,            receives certain out-of-pocket costs, transition fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Portfolio Management

Investment decisions for the Fund are made by investment management teams at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

is a Portfolio Manager and the lead manager overseeing the investment team and Fund operations and has been responsible for the management of the Fund since its inception. He has been associated with Invesco Institutional and/or its affiliates since           .

is a Portfolio Manager and has been responsible for the management of the Fund since its inception.  He has been associated with Invesco Institutional and/or its affiliates since           . Prior to joining Invesco Institutional and/or its affiliates,            had been employed by            since           , where he was most recently           .

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute dividends of all or a portion of its net investment income quarterly to holders of Shares.  [It is expected that the Fund will commence paying dividends to holders of Shares within approximately 60 to 90 days of the date of this Prospectus.]  Dividends and distributions may be payable in the manner determined by the Trustees, including cash or Shares with the option to receive cash in lieu of the Shares.  For federal income tax purposes, in order to obtain the favorable tax treatment afforded to a regulated investment company, the Fund is required, and intends, to distribute all or substantially all of its net investment income for each year.  All or substantially all net realized capital gains, if any, also will be distributed to the Fund’s shareholders at least annually.

See “Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in Shares.  Dividends and distributions may be taxable to shareholders whether they are reinvested in Shares of the Fund or received in cash.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s automatic dividend reinvestment plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by           , as agent for shareholders in administering the Plan (the “Plan Agent”), in additional Shares of the Fund.  In the event a dividend or capital gains distribution is declared in Shares with the option to take cash and the Shares are trading at a “market discount,” as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan.  Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent.  Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below.  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in Shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Shares.  The Shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding Shares on the open market (open-market purchases) on the            or elsewhere.  If, on the payment date for any dividend or distribution, the NAV per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant.  The number of newly issued Shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%.  If on the dividend payment date the NAV per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participant in open-market purchases.  Prior to the time Shares commence trading on the           , participants in the Plan will receive any dividends in newly issued shares.

In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, or in no event more than 30 days after the dividend payment date (last purchase date), to invest the dividend amount in Shares acquired in open-market purchases.  It is contemplated that the Fund will pay monthly income dividends.  Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days.  If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued shares on the dividend payment date.  Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records.  Dividend reinvestment is confirmed quarterly.  Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those Shares purchased or received pursuant to the Plan.  The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Shares or in cash.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.  See “Federal Income Tax Matters.”

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan.  If the market price plus commissions of the Fund’s Shares is higher than the NAV per Share, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares.  If the market price plus commissions is below the NAV per share, participants receive distributions of Shares with a NAV greater than the value of any cash distribution they would have received on their Shares.  However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the NAV.  Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the NAV.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate the Plan.  There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at           .

If the Fund converts to an ETF, the Fund would no longer offer the Plan.  Distributions in cash may then be reinvested automatically in additional whole Shares only if the broker through whom a shareholder purchased Shares makes such option available.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund).  Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if the shareholder wishes to sell his or her shares of a closed-end fund, he or she must trade them on the market like any other stock at the prevailing market price at that time.  In an open-end or mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV.  Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund’s investments.  By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their NAV per share.  Shares of closed-end funds like the Fund have during some periods traded at prices higher than their NAV (at a “premium”) and during other periods have traded at prices below their NAV (at a “discount”).  This is in part because the market price reflects the dividend yield on the Shares.  When the yield on the NAV per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the NAV per share to adjust the yield to a comparable market rate.  To the extent that the Shares trade at a discount, the Fund’s Declaration provides for an automatic conversion to an ETF, as set forth below.

CONVERSION TO AN EXCHANGE-TRADED FUND

Automatic Conversion Provision

The Fund’s conversion to an ETF will occur automatically following the occurrence of the conditions described below without requiring a vote of the shareholders of the Fund.

The Declaration provides that, beginning after            months from the date of the initial public offering, the Fund will be required to automatically convert into an ETF if its Shares close at a median discount of           % or greater to the NAV of the Fund over any period of            consecutive days.*  This automatic conversion provision may be amended only by the affirmative vote of the holders of at least           % of the Fund’s outstanding voting securities.

Once the Automatic Conversion Provision has been triggered, the Fund will be required to take steps to convert to an ETF from a closed-end investment company even if the Fund ceases to trade at a           % or greater discount to the NAV of the Fund.  As soon as practicable after the Automatic Conversion Provision is triggered, the Fund will file a registration statement with the SEC to register as an ETF and the conversion will be effective as of the date that the registration statement is declared effective by the SEC [or such other date as may be determined by the Board].  In the event that the Fund converts to an ETF, the ETF will seek to achieve the same investment objectives as the Fund by investing in substantially similar types of investments as the Fund.  No approval of the shareholders of the Fund would be necessary to convert to an ETF.  If the Fund coverts to an ETF, the Fund may not invest more than 15% of its net assets in illiquid securities.  The disclosure concerning the Fund contained in such registration statement will be substantially similar to the disclosure contained in this offering document except for the provisions concerning the purchase and sale of Shares and any other item pertaining to ETFs.

If the Fund converts to an ETF, its Shares will be listed and traded on the            under the [same symbol].  In addition, it will continuously issue and offer for sale shares in large blocks of [50,000] Shares (with each block of [50,000] Shares called a “Creation Unit”) or multiples thereof.  Each such Creation Unit could be presented to the Fund at the option of the holder for redemption at a price based on the then current NAV per Share.  Shares will not be redeemable except when aggregated in Creation Units.  Creation Units will be issued and redeemed principally for cash.

*              Patent pending.

The conversion of the Fund from a closed-end fund into an ETF will not constitute a taxable event to the Fund or the Fund’s shareholders under U.S. federal income tax principles.

CREATIONS AND REDEMPTIONS

If the Fund converts to an ETF, investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must enter into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.  Set forth below is a brief description of the procedures that would be applicable to the purchase and redemption of Creation Units.  For more detailed information, see “Conversion to an Exchange-Traded Fund—Creation and Redemption of Creation Unit Aggregations” in the SAI.

Purchase

If the Fund converts to an ETF, Creation Units of the Fund generally will be sold principally for cash, calculated based on the NAV per share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a fixed transaction fee as discussed below.  The Fund also reserves the right to permit or require Creation Units to be issued in-kind.  If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities (“Deposit Securities”) and a cash payment referred to as the “Cash Component.” The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.  The list of names and the numbers of shares of the Deposit Securities and Fund portfolio holdings information is made available by the Fund’s custodian through the facilities of the NSCC immediately prior to the opening of business each day of the            .  Creation Units of the Fund sold for cash will be calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a fixed and a variable transaction fee as discussed below.  When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of portfolio securities that would otherwise be provided by an in-kind purchaser.

Orders must be placed in proper form by or through either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the Depositary Trust Company (“DTC Participant”) that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”).  All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per share.  In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., Eastern time.  A custom order may be placed by an Authorized Participant in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason.  See “Conversion to an Exchange-Traded Fund—Creation and Redemption of Creation Unit Aggregations” in the SAI.

A fixed creation transaction fee of $            (the “Creation Transaction Fee”) would be applicable to each transaction regardless of the number of Creation Units purchased in the transaction.  An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units.  See “Automatic Conversion to an Exchange-Traded Fund—Creation and Redemption of Creation Unit Aggregations” in the SAI.  The price for each Creation Unit will equal the daily NAV per share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

If in-kind creations are permitted, Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities.  See “Automatic Conversion to an Exchange-Traded Fund—Creation and Redemption of Creation Unit Aggregations” in the SAI.

Legal Restrictions on Transactions in Certain Securities

In the event that in-kind creations are permitted or required, an investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit.  For more details, see “Automatic Conversion to an Exchange-Traded Fund—Creation and Redemption of Creation Unit Aggregations” in the SAI.

Creations and redemptions of Shares for the Fund Securities (as defined below) will be subject to compliance with applicable federal and state securities laws, and the Fund (whether or not it otherwise permits or requires cash redemptions) reserve the right to redeem Creation Aggregations for cash to the extent that an investor could not lawfully purchase or the Fund could not lawfully deliver specific Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. An AP that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Redemption

Creation Units of the Fund generally will be redeemed principally for cash, calculated based on the Deposit Cash, less a fixed transaction fee as discussed below.  If in-kind redemptions are permitted or required, the Fund’s custodian will make available immediately prior to the opening of business each day of the           , through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”).  If in-kind redemptions are permitted or required, Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.  Unless cash redemptions are permitted or required for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes.  Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder.  For more details, see “Automatic Conversion to an Exchange-Traded Fund—Creation and Redemption of Creation Unit Aggregations” in the SAI.

An order to redeem Creation Units may only be effected by or through an AP.  An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive that day’s closing NAV per Share.  If in-kind redemptions are permitted or required, in the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.

A fixed redemption transaction fee of $           (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.  An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Fund with respect to redemptions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See “Automatic Conversion to an Exchange-Traded Fund— Creation and Redemption of Creation Unit Aggregations” in the SAI.

[Distribution Fee

Upon conversion to an ETF, the ETF would be authorized to institute a distribution plan pursuant to Rule 12b-1 under the Investment Company Act, although there is no expectation that such a fee would be imposed.  Pursuant to the Plan, the Fund would be permitted to incur distribution expenses related to the sale of its Shares of up to 0.25% per annum of the ETF’s average daily net assets.  The Plan would provide that the ETF may finance activities which are primarily intended to result in the sale of the ETF’s Shares, including, but not limited to, advertising, printing of Prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the ETF or its distributor.]

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of Shares of the Fund.  This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their Shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances.  This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their Shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities.  In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences.  The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.  No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of acquiring, holding and disposing of interests in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to be treated and to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders.  In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets.  If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders.  However, if the Fund has met such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.  The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain.  If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax at the shareholder level.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Plan.  For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Shares of the Fund.  In general, assuming the Fund has sufficient current or accumulated earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held Shares of the

Fund.  However, as discussed below, the Fund may not generate much or any net capital gain from its investments in non-U.S. listed private equity companies.  For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund levels.  In general, the Fund does not expect to receive qualified dividend income with respect to its investments in non-U.S. corporations.  The Fund does not expect to pay any distribution of qualified dividend income that may be eligible for lower tax rates.  It is expected that a portion of the non-U.S. listed private equity companies in which the Fund invests will be classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes.  Absent making certain elections, an investment in a PFIC can result in materially adverse consequences for U.S. investors and the Fund.  Therefore, the Fund intends to elect to “mark-to-market” all shares that it holds in PFICs at the end of each taxable year.  By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value.  Gains realized with respect to PFICs that the Fund has elected to mark-to-market will be ordinary income.  If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling its interest in the PFIC or because of the “mark-to-market” adjustment described above, such loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses recognized with respect to the PFIC.  To the extent that the Fund’s loss with respect to the PFIC exceeds such limitation, the loss will generally be capital loss.  Although the Fund may only deduct capital losses in a given taxable year to the extent of capital gains, the Fund may carry forward remaining capital losses for up to 8 years following the taxable year in which the loss was recognized.  However, the Fund may not generate much or any capital gain from its investments in non-U.S. listed private equity companies.  By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to shareholders) in excess of the distributions that it received from its investments.  Accordingly, the Fund may need to borrow money or dispose of its interests in the listed private-equity companies in order to make the required distributions.  If the Fund does not make the “mark-to-market” election with respect to its investments in PFICs, it would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its Shares and any such amount in excess of that basis will be treated as gain from the sale of Shares, as discussed below.  The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Shareholders receiving a distribution in the form of additional Shares issued by the Fund will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the Shares received, determined as of the distribution date.  The basis of such Shares will equal the amount of the distribution.  The source and U.S. federal income tax status of all distributions will be reported to shareholders annually, and shareholders receiving distributions in the form of additional Shares of the Fund will receive a report as to the NAV of those Shares.

If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate Shares of such undistributed amount, and (ii) will be entitled to credit their proportionate Shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Sales and other dispositions of the Fund’s Shares generally are taxable events for shareholders that are subject to tax.  Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund’s Shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  In general, if Shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the Shares sold.  Such gain or loss generally will be treated as long-term gain or loss if the Shares were held for more than one year and otherwise generally will be treated as short-term gain or loss.  Any loss recognized by a shareholder upon the sale or other disposition of Shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such Shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such Shares.  Losses on sales or other dispositions of Shares may be disallowed under “wash sale” rules in the event substantially identical Shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Shares.  The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund’s Shares paid to certain holders of the Fund’s Shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders.  As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive.  A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the SAI which is incorporated by reference into this Prospectus.  Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

NET ASSET VALUE

            calculates the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open.  NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent.  All valuations are subject to review by the Fund’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market-maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market-maker (or dealer) or (iii) based on amortized cost.  [Certain senior loans and senior debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.]

If a security’s market price is not available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Fund’s valuation policies and procedures approved by the Board. Money market securities maturing in 60 days or less will be valued at amortized cost. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price.  The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted.  Fair value pricing involves subjective judgments and it is possible that fair value determined for each security is materially different than the value that could be realized upon the sale of that security.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act, the Fund’s NAV is calculated based upon the net asset value of such funds.  The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

DESCRIPTION OF SHARES

The Fund is authorized to issue an unlimited number of shares, with or without par value, for such consideration and on such terms as the Trustees may determine, and shall initially consist of an unlimited number of shares of beneficial interest, no par value, per share.  The shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, expect as the Trustees may determine.  The Trustees may establish one or more additional series or classes of shares and series of any such shares[, including preferred shares,] from time to time and may set or change in any one or more respects the designations, preferences, conversion or other rights or features, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Shares.  The Board, without shareholder approval, is authorized to amend the Declaration.  The Fund is also authorized to issue other securities, including debt securities.

Shares, when issued and outstanding, will be fully paid and non-assessable.  Under Delaware law, shareholders in certain circumstances could be held personally liable for the obligations of the Fund.  However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees.  The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder.  Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund.  Common shareholders are entitled to one vote for each share held.

The Fund will send unaudited semi-annual reports and audited annual financial statements to all of its shareholders.

[The Adviser intends to provide the initial capital for the Fund by purchasing Shares of the Fund.  As of the date of this Prospectus, the Adviser owned 100% of the outstanding Shares of the Fund.  The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Shares of the Fund.]

CERTAIN PROVISIONS OF THE AGREEMENT AND

DECLARATION OF TRUST AND BY-LAWS

[The Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Under the Declaration, the Board is divided into three classes of approximately equal size.  The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board is elected by shareholders each year.  This provision of the Declaration may only be changed with a vote of at least [75]% of the Trustees then in office.

A Trustee may be removed from office with or without cause by a vote of at least two-thirds of the Trustees or by a vote of the holders of at least two-thirds of the Shares entitled to be voted on the matter.

The Declaration requires a shareholder vote only on those matters where the Investment Company Act or the Fund’s listing with an exchange require a shareholder vote, and on a change to the automatic conversion feature contained in the Declaration, but otherwise permits the Trustees to take actions without seeking the consent of shareholders.  Therefore, the Trustees may approve reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without shareholder approval if the Investment Company Act would not require such approval.  Where a shareholder vote is required, however, the Declaration requires the favorable vote of at least [75]% of the Fund’s Shares to approve the following:

•                                          a reorganization, merger or consolidation or statutory share exchange of the Fund with or into any other entity;

•                                          a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or

•                                          the conversion of the Fund into an open-end investment company;

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the Declaration, in which case the affirmative vote of “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund is required.

The Declaration also contains the Automatic Conversion Provision, and provides that the Automatic Conversion Provision may only be amended by the affirmative vote of at least           % of the Fund’s outstanding Shares.  Conversion to an ETF would also require changes in certain of the Fund’s investment policies and restrictions.  See “Conversion to an Exchange-Traded Fund.”

The Declaration requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least [75]% of the outstanding Shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of Shares and their associates, unless the transaction has been approved by at least [75]% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund shall be required.  For purposes of these provisions, a 5% or greater holder of a class or series of Shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding Shares of any class or series of Shares of beneficial interest of the Fund.  The 5% holder transactions subject to these special approval requirements are:

•                                          the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•                                          the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan;

•                                          the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

•                                          the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

The Declaration further provides that the Trustees have the power, to the exclusion of shareholders, to make, alter or repeal any provisions of the Declaration or the By-Laws (except with respect to the Automatic Conversion Provision of the Declaration which requires a 75% shareholder vote for its amendment).  The Fund’s By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders.  With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions).  In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws.  Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.  If the Fund converts to an ETF, it would no longer be required to hold annual meetings of shareholders.

UNDERWRITING

Subject to the terms and conditions stated in the underwriting agreement dated           , 2009, each underwriter named below, for which            is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Shares set forth opposite the name of such underwriter.

Underwriter	Number of Shares

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions.  The underwriters are obligated to purchase all the Shares sold under the underwriting agreement if any of the Shares are purchased.  In the underwriting agreement, the Fund and the Adviser have jointly agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Shares to certain dealers at the public offering price less a concession not in excess of $           per Share.  The sales load the Fund will pay of $           per share is equal to           % of the initial offering price.  The underwriters may allow, and the dealers may reallow, a discount not in excess of $           per Share on sales to other dealers.  After the initial public offering, the public offering price, concession and discount may be changed.  Investors must pay for any Shares purchased on or before           , 2009.

The following table shows the public offering price, sales load and proceeds to the Fund.  The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Overallotment Option	With Overallotment Option
Public offering price	$	$	$
Sales load	$	$	$
Proceeds, after expenses, to the Fund	$	$	$

Overallotment Option

The Fund has granted the underwriters an option to purchase up to            additional Shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus solely to cover any overallotments.  If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing the Fund’s Shares.  However, the representative may engage in transactions that stabilize the price of Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Fund’s Shares in connection with the offering, that is, if they sell more Shares than are listed on the cover of this Prospectus, the representative may reduce that short position by purchasing Shares in the open market.  The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above.  The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Shares are repurchased by the syndicate in stabilizing or covering transactions.  Purchases of Shares to stabilize its price or to reduce a short position may cause the price of the Fund’s Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of Shares.  In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund anticipates that the underwriters may from time to time act as brokers or dealers in connection with the Fund’s portfolio transactions.  The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

The Shares will be sold to ensure that            distribution standards (that is, round lots, public shares and aggregate market value) will be met.

The address of            is           .

The sum total of all compensation to underwriters in connection with this public offering of Shares, including sales load will, be limited to           % of the total price to the public of the Shares sold in this offering.

In connection with this offering, certain of the underwriters or dealers may distribute Prospectuses electronically.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,

REGISTRAR AND DIVIDEND DISBURSING AGENT

           will serve as the Fund’s administrator, custodian, transfer agent, registrar and dividend disbursing agent for the Fund’s Shares.

VALIDITY OF SHARES

Certain legal matters in connection with the Shares offered hereby have been passed upon for the Fund by Dechert LLP, New York, New York.  Certain matters have been passed upon for the underwriters by           .

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

Page
General Description of the Fund	1
Exchange Listing and Trading	1
Investment Restrictions and Policies	1
Investment Policies and Risks	3
Management	8
Other Information	13
Brokerage Transactions	13
Additional Information Concerning the Fund	15
Conversion to an Exchange-Traded Fund	18
Taxes	28
Federal Tax Treatment of Futures and Options Contracts	29
Determination of NAV Dividends and Distributions	30
Dividends and Distributions	30
Miscellaneous Information	32
Financial Statements	1
Appendix A — Proxy Voting Policies and Procedures	A-1

Until           , 2009 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Shares, whether or not participating in this offering, may be required to deliver a Prospectus.  This is in addition to the dealer’s obligation to deliver a Prospectus when acting as underwriter and with respect to its unsold allotments and subscriptions.

Shares

[LOGO]

PowerShares Bank Loan Opportunity ACCE Fund

Shares of Beneficial Interest

$          per Share

PROSPECTUS

          , 2009

SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2009

The information in this Statement of Additional Information is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Investment Company Act File No. 811-

PowerShares Bank Loan Opportunity ACCE Fund

Statement of Additional Information

Dated          , 2009

This Statement of Additional Information (“SAI”) is not a Prospectus.  It should be read in conjunction with the Prospectus dated           , 2009 for the PowerShares Bank Loan Opportunity ACCE Fund.  Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.  A copy of the Prospectus may be obtained without charge by writing to the Fund at 301 West Roosevelt Road, Wheaton, Illinois 60187 or by calling toll free [(800) 983-0903].

TABLE OF CONTENTS

Page

GENERAL DESCRIPTION OF THE FUND	1

EXCHANGE LISTING AND TRADING	1

INVESTMENT RESTRICTIONS AND POLICIES	1

INVESTMENT POLICIES AND RISKS	3

MANAGEMENT	8

OTHER INFORMATION	13

BROKERAGE TRANSACTIONS	13

ADDITIONAL INFORMATION CONCERNING THE FUND	15

CONVERSION TO AN EXCHANGE-TRADED FUND	18

TAXES	28

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS	29

DETERMINATION OF NAV	30

DIVIDENDS AND DISTRIBUTIONS	30

MISCELLANEOUS INFORMATION	32

FINANCIAL STATEMENTS	1

ii

GENERAL DESCRIPTION OF THE FUND

The Fund was organized as a Delaware statutory trust on September 17, 2009.  The Fund is a closed-end, non-diversified, management investment company, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The shares of beneficial interest of the Fund are referred to herein as “Shares.”  The Fund’s Shares are expected to be listed on the            (the “          ”), subject to notice of issuance.  Shares will trade on the            at market prices that may be below, at or above the Fund’s net asset value (“NAV”).

The Fund is managed by Invesco PowerShares Capital Management LLC (the “Adviser”).  The Adviser has entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services and investment advice to the Fund. These affiliated sub-advisers (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”), each of which is a registered investment adviser under the Investment Company Act, include Invesco Institutional Advisors, Inc. (“Invesco Institutional”); Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”); Invesco Asset Management Limited (“Invesco Asset Management”); Invesco Asset Management (Japan) Limited (“Invesco Japan”); Invesco Hong Kong Limited (“Invesco Hong Kong”); Invesco Australia Limited (“Invesco Australia”); Invesco Institutional (N.A.), Inc. (“Invesco Institutional”); Invesco Global Asset Management (N.A.), Inc. (“Invesco Global”); Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”); and Invesco Trimark Ltd. (“Invesco Trimark”).

The Adviser and the Sub-Advisers (collectively referred to herein as the “Advisers”) are subsidiaries of Invesco Ltd.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the            necessary to maintain the listing of Shares will continue to be met.  The            may, but is not required to, remove the Shares from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the            , makes further dealings on the Exchange inadvisable.  The            will remove the Shares from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the           , broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objectives

The Fund’s investment objectives are to provide a high level of current income and, secondarily, preservation of capital.  The Fund’s investment objectives are non-fundamental policies that may be changed by the Board of Trustees (the “Board”) without shareholder approval.  There can be no assurance that the Fund will achieve its investment objectives.

Investment Restrictions

The Board has adopted as fundamental policies the Fund’s investment restrictions numbered (1) through (7) below.  The Fund, as a fundamental policy, may not:

(1)           Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, provided, however, that the Fund will invest more than 25% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies.  This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)           Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3)           Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)           Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5)           Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)           Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)           Issue senior securities, except as permitted under the Investment Company Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities.”  As defined in the Investment Company Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval.  The Fund may not:

(1)           Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)           Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)           Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act, although the Fund may not acquire any securities of registered open-end investment

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companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act.

(4)           Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

INVESTMENT POLICIES AND RISKS

A discussion of the Fund’s investment policies is contained in the Fund’s Prospectus in the section entitled “Investment Objectives and Principal Investment Strategies” and “Risk Factors.”  The discussion below supplements, and should be read in conjunction with, these sections.

Common Stock.  The Fund may invest in common stock.  Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company.  The Fund participates in the success or failure of any company in which it holds stock.  The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock.  The Fund may invest in preferred stock.  Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation’s earnings.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

When-Issued Securities.  The Fund may purchase when-issued securities.  Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued.  The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment.  The Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates.  Therefore, if the Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will fluctuate to a greater degree.  Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Investment in securities on a when-issued basis may increase the Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment.  The Fund will employ techniques designed to reduce such risks.  If the Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment.  If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund’s when-issued commitments.

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Futures and Options.  The Fund may enter into U.S. futures contracts, options and options on futures contracts.  These futures contracts and options will be used to facilitate trading or to reduce transaction costs.  The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time.  A put option gives a holder the right to sell a specific security at a specified price within a specified period of time.  The initial purchaser of a call option pays the “writer” i.e., the party selling the option a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised.  The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase.  The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument at a specified future time and at a specified price.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund.  The potential for loss related to writing call options on equity securities or indices is unlimited.  The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.  The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions.

The Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security or contract.  The Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities subject to the call option.  In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security or contract above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security or contract decline.

The Fund may write a put option without owning the underlying security if it covers the option.  The Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes.  In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security or contract will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

If an option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or contract during the option period.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or contract, which will be increased or offset by the premium received.  The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security or contract.  The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

4

Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or contract from being called or to permit the sale of the underlying security or contract.  Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or contract with either a different exercise price or expiration date or both.

The Fund may purchase a call option for the purpose of acquiring the underlying security or contract for its portfolio.  The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities.  Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or contract at the exercise price of the call option plus the premium paid.  So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security or contract.   If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.  The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options.  For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call.  Used in combinations, these strategies are commonly referred to as “call spreads.”

The Fund may only purchase a put option on an underlying security or contract (“protective put”) owned by the Fund in order to protect against an anticipated decline in the value of the security or contract.  Such hedge protection is provided only during the life of the put option.  The premium paid for the put option and any transaction costs would reduce any profit realized when the security or contract is delivered upon the exercise of the put option.  Conversely, if the underlying security or contract does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.  The Fund may also purchase put options on underlying securities or contracts against which it has written other put options.  For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put.  Used in combinations, these strategies are commonly referred to as “put spreads.”  Likewise, the Fund may write call options on underlying securities or contracts against which it has purchased protective put options. This strategy is commonly referred to as a “collar.”

Options may be either listed on an exchange or traded in OTC markets.  Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates.  OTC options are two-party contracts used with negotiated strike prices and expiration dates.  The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable.  OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance).  Consequently, there is a risk of non-performance by the dealer.  Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from one dealer is available, in which case only that dealer’s price will be used.  In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.  Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities.  Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  The amount of cash is equal to the difference between the closing price of the

5

index and the exercise price of the call or put times a specified multiple (the “multiplier”), which determines the total dollar value for each point of such difference.

The risks of investment in index options may be greater than options on securities.  Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.  The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

There is no guarantee that such closing transactions can be effected.  Pursuant to federal securities rules and regulations, if the Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts.  The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator.  In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”).  Therefore, it is not subject to the registration and regulatory requirements of the CEA.  Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund’s Prospectus and this SAI.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded).  This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

General Risks of Options, Futures and Currency Strategies. The use by the Fund of options and futures contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow:

(1)  Successful use of hedging and non-hedging transactions depends upon the Advisers’ ability to correctly predict the direction of changes in the value of the applicable markets and securities. There can be no assurance that any particular hedging strategy will succeed.

(2)  In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged.  For example, if a “protective put” is used to hedge a potential decline in a security and the security does decline in price, the put option’s increased value may not completely offset the loss in the underlying security.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

(3)  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged instruments.

6

(4)  There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

(5)  As described above, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties.  If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(6)  There is no assurance that the Fund will use hedging transactions.  For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

(7)  Non-hedging transactions present greater profit potential but also involve increased risk relative to hedging transactions.

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MANAGEMENT

The general supervision of the duties performed by the Adviser for the Fund under the investment advisory agreement (the “Investment Advisory Agreement”) and the Sub-Advisory Agreement is the responsibility of the Board.  The Fund currently has            Trustees.             Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser.  These are the “non-interested” or “independent” Trustees (“Independent Trustees”).  The other Trustee (the “Management Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser.  As of the date of this SAI, the Fund Complex consists of the Fund, four other exchange-traded funds with            portfolios advised by the Adviser (the “Fund Family”) and            other portfolios advised by an affiliated person of the Adviser.

Name, Address and Age Independent Trustees	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

*       This is the period for which the Trustee began serving the Fund.  After a trustee’s initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves. [Classes to be provided]

The Management Trustee and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Management Trustee, are shown below.

Name, Address and Age Management Trustees	Position(s) with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
H. Bruce Bond (45) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board of Trustees, President and Trustee	Since 2009	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Manager, Nuveen Investments (April 1998-August 2002)		None.

Name and Address of Executive Officer	Position(s) with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

*       This is the period for which the Trustee/Officer began serving the Fund.  Each Officer serves an indefinite term, until his successor is elected.

8

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2008)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2008)

[As of the date of this SAI, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.]

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $           for their service as Trustee (the “Retainer”).  The Fund pays $           of the Retainer.  The other trusts in the Fund Family pay the remaining $           of the Retainer.  Each committee chair receives an additional fee of $           per year[, allocated in the same manner as the Retainer].  The Fund also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

[The Fund has a deferred compensation plan (the “DC Plan”), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board throughout the year.  Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the PowerShares Exchange Traded Fund Trust (“Initial Trust”) or the PowerShares Exchange-Traded Fund Trust II (“Trust II”) that are offered as investment options under the DC Plan.  At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee.  The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.  The Independent Trustees are not eligible for any pension or profit sharing plan.]

The Board has an Audit Committee, consisting of the            Independent Trustees.  Messrs.            currently serve as members of the Audit Committee.  The Audit Committee has the responsibility, among other things, to:  (i) approve and recommend to the Board the selection of the Fund’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Fund’s internal controls.  Each Independent Trustee is also “independent” from the Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”).

The Board also has a Nominating and Governance Committee consisting of the            Independent Trustees.  Messrs.            currently serve as members of the Nominating and Governance Committee.  The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership.  The Board will consider recommendations for trustees from shareholders.  Nominations from shareholders should be in writing and sent to the Secretary of the Fund to the attention of the Chairman of the Nominating and Governance Committee as described below under the caption “Shareholder Communications.”

The following table shows the estimated aggregate compensation that is contemplated to be paid to Trustees for the Fund’s fiscal year ending           :

Name of Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex

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Name of Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex

[As of the date of this SAI, the officers and Trustees of the Fund, in the aggregate, own less than 1% of the shares of the Fund.]

Shareholder Communications.  Shareholders may send communications to the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members).  The shareholder may send the communication to either the Fund’s office or directly to such Board members at the address specified for each Trustee.  Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management.  Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser.  The Adviser provides investment tools and portfolios for advisers and investors.  The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches.  Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the Sub-Advisers and manages or delegates to the Sub-Advisers the duties of the investment and reinvestment of, the assets of the Fund.  The Adviser also administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions.

Sub-Advisers. The Sub-Advisers manage the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Adviser.

Portfolio Managers.  The Sub-Advisers’ portfolio managers develop investment models which are used in connection with the management of the Fund.  The information below reflects the other funds for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.  [As of           , 2009, none of the portfolio managers owned any securities of the Fund.]

As of           , 2009,            managed            registered investment companies with a total of approximately $           in assets,            pooled investment vehicles with a total of approximately $           in assets and            other accounts with a total of approximately $           in assets.

Description of Compensation Structure.  Each Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals.  Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity.  Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.  Invesco Institutional evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.  Each portfolio manager’s compensation consists of the following three elements:

Base Salary.  Each portfolio manager is paid a base salary.  In setting the base salary, each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

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Annual Bonus.  The portfolio managers are eligible, along with other employees of the Sub-Advisers, to participate in a year-end discretionary bonus pool.  The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for each of the Sub-Adviser’s investment centers.  The Compensation Committee considers investment performance and financial results in its review.  In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels.  Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period(1)

Invesco Institutional	Four-year average performance against Fund peer group.
Invesco Institutional (Except Invesco Real Estate U.S.) Invesco Global Invesco Australia Invesco Deutschland	One-, three- and five-year performance against Fund peer group.
Invesco Institutional—Invesco Real Estate U.S.	N/A
Invesco Senior Secured	N/A
Invesco Trimark	One-year performance against Fund peer group. Three- and five-year performance against entire universe of Canadian funds.
Invesco Hong Kong Invesco Asset Management	One- and three-year performance against Fund peer group.
Invesco Japan	One-, three- and five-year performance against the appropriate Micropol benchmark.

(1)  Rolling time periods based on calendar year end.

Invesco Institutional—          ’s bonus is based on net operating profits of Invesco Institutional—          .

         ’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all.  These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation.  Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors.  Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Because the portfolio managers of the Sub-Advisers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest.  For instance, the Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.  In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent that the Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in

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the Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others.  If the Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  Invesco Institutional and the Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Investment Advisory Agreement.  Pursuant to an Investment Advisory Agreement between the Adviser and the Fund, the Adviser is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.  For its services to the Fund, the Fund has agreed to pay an annual unitary management fee equal to           % of its average daily net assets, plus the amount of any borrowings for investment purposes (the “Advisory Fee”).

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Investment Advisory Agreement continues until           , and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.  The Agreement terminates automatically upon assignment and is terminable at any time without penalty by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

The Adviser, organized February 7, 2003, is located at the 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of the Adviser and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Sub-Advisory Agreement.  The Adviser has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated Sub-Advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. These affiliated Sub-Advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are Invesco AIM, Invesco Deutschland, Invesco Asset Management, Invesco Japan, Invesco Australia, Invesco Global, Invesco Hong Kong, Invesco Institutional, Invesco Senior Secured and Invesco Trimark.

Under the Sub-Advisory Agreement, the Sub-Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a Sub-Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Sub-Advisory Agreement continues until           , and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.

The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Sub-Advisers, by the Adviser on 60 days’ and not less than 30 days’ written notice to the Sub-Advisers.

For the services rendered by Invesco Institutional under the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser an annual fee from the Advisory Fee which will be computed daily and paid as of the last day of each month on the basis of the Fund’s daily NAV, (the “Sub-Advisory Fee”) using for each daily calculation the most recently determined NAV of the Fund.  On an annual basis, the Sub-Advisory Fee is equal to           % of the Adviser’s compensation of the sub-advised assets per year.

If the Fund were to convert to an ETF as set forth below under “Conversion to an Exchange-Traded Fund,” the Advisory Fee and the Sub-Advisory Fee would not change.

Administrator.  (“          ”) serves as administrator for the Fund.  Its principal address is           .

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serves as administrator for the Fund pursuant to an administrative services agreement (the “Administrative Services Agreement”).  Under the Administrative Services Agreement,            is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Fund and will generally assist in all aspects of the Fund and the Fund’s operations; supply and maintain office facilities (which may be in           ’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the Investment Company Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the Securities and Exchange Commission (the “SEC”), and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration, By-Laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.  Pursuant to the Administrative Services Agreement, the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Custodian, Transfer Agent and Fund Accounting Agent.            , located at           , also serves as custodian for the Fund pursuant to a custodian agreement (the “Custodian Agreement”).  As custodian,            holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses.             also serves as transfer agent of the Fund pursuant to a transfer agency agreement (the “Transfer Agency Agreement”).  Further,            serves as the Fund’s accounting agent pursuant to a fund accounting agreement (the “Fund Accounting Agreement”).

OTHER INFORMATION

Section 12(d)(1) of the Investment Company Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund.  In the event the Fund converts to an ETF, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Fund, including that such investment companies enter into an agreement with the Fund.

BROKERAGE TRANSACTIONS

The policy of the Advisers regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.  Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s and Invesco Institutional’s policies are to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Invesco Institutional, as applicable, relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

The Adviser or Invesco Institutional, as applicable, effects transactions with those broker-dealers that the Adviser or Invesco Institutional believes provide the most favorable prices and are capable of providing efficient executions. The Adviser does not currently participate in soft dollar transactions.

The Adviser or Invesco Institutional, as applicable, assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities.  If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser or Invesco Institutional are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser or Invesco Institutional, as applicable.  In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund are concerned.  However, in other cases, it is possible that the ability to participate in volume

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transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.  The primary consideration is prompt execution of orders at the most favorable net price.

Purchases and sales of fixed-income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the asked prices).

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ADDITIONAL INFORMATION CONCERNING THE FUND

The Fund is a closed-end, non-diversified, management investment company registered under the Investment Company Act.  The Fund was organized as a Delaware statutory trust under its Agreement and Declaration of Trust (the “Declaration”) on September 17, 2009.

Each Share issued has a pro rata interest in the assets of the Fund.  Shares have no preemptive, exchange, subscription or conversion rights, except as may be determined by the Trustees, and are freely transferable.  Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the Investment Company Act and the rules promulgated thereunder.

The Declaration requires a shareholder vote only on those matters where the Investment Company Act or the Fund’s listing with an exchange require a shareholder vote, but otherwise permits the Trustees to take actions without seeking the consent of shareholders.  For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets, or the termination of the Fund without shareholder approval if the Investment Company Act would not require such approval.

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the Investment Company Act.  Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present.  The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding three-quarters of the voting power of the Fund, or by a vote of three-quarters of the remaining Trustees.  The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of three-quarters of the Trustees.  The Fund’s Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration.  The Declaration may, except with respect to the provisions relating to the automatic conversion to an ETF as described below under “Conversion to an Exchange-Traded Fund,” be amended or supplemented by the Trustees in any respect without a shareholder vote.  The Declaration, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.  The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Fund or as the Trustees otherwise determine, and ownership of Shares may be disclosed by the Fund if so required by law or regulation.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious investor demands and derivative actions.  Prior to bringing a derivative action, a demand by three unrelated Shareholders must first be made on the Trustees.  The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand.  Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.  In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.  The Declaration further provides that Shareholders owning beneficial interests representing at least 5% of the voting power of the Fund must join in bringing the derivative action.  If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number

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of circumstances.  If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorney’s fee.  The Declaration also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

As a closed-end fund listed on the           , the Fund is required to hold annual meetings of shareholders.  If the Fund were to convert to an ETF as set forth below under “Conversion to an Exchange-Traded Fund,” it would not be required to hold annual meetings of shareholders.

The Fund’s Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees.  The Fund’s Declaration further provides for indemnification out of the assets and property of the Fund for all losses and expenses of any shareholder held personally liable for the obligations of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.  The Fund believes the likelihood of the occurrence of these circumstances is remote.

The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Fund or its shareholders, for any act, omission, or obligation of the Fund.  The Declaration requires the Fund to indemnify any persons who are or who have been Trustees, officers or employees of the Fund for any liability for actions or failure to act except to the extent prohibited by applicable federal law.  In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.  The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Fund does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Fund, c/o the Adviser, 301 West Roosevelt Road, Wheaton, Illinois 60187.

Control Persons.  [As of the date of this SAI, the Adviser beneficially owns 100% of the Fund’s voting securities.]

DTC Acts as Securities Depository for Fund Shares.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA.  Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC

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Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).  Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows.  Pursuant to the Depositary Agreement between the Fund and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the Shares of the Fund held by each DTC Participant.  The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant.  The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.  In addition, the Fund shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares.  DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee.  Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Fund has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, payments made on account of beneficial ownership interests in such Shares, for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Fund shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting.  The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process.  As such, the Board of the Fund has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Invesco Institutional. Invesco Institutional will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI.  The Board will periodically review the Fund’s proxy voting record.

The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31.  Form N-PX for the Fund also is available at no charge upon request by calling 800.983.0903 or by writing to the Fund at 301 West Roosevelt Road, Wheaton, Illinois 60187.  The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule.  The Fund is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q.  Form N-Q for the Fund is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund’s Form N-Q will be available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to the Fund at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy.  The Fund has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings.  The Board of the Fund must approve all material amendments to this policy.  The Fund and the Advisers will not disseminate non-public information concerning the Fund.

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If the Fund were to convert to an ETF, the Fund’s portfolio holdings would be publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites.  The Fund and the Advisers will not disseminate non-public information concerning the Fund.

Codes of Ethics.  Pursuant to Rule 17j-1 under the Investment Company Act, the Board has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Advisers and the distributor of the Fund’s Shares (the “Distributor”) (collectively the “Codes”).  The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund, the Adviser and the Distributor (“Access Persons”).  Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons.  Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund.  In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements.  The Codes are on file with the SEC, and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  The Codes are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

CONVERSION TO AN EXCHANGE-TRADED FUND

Automatic Conversion Provision.  The Declaration provides that, beginning after            months from the date of the initial public offering, the Fund will be required to automatically convert into an ETF if its Shares close at a median discount of           % or greater to the NAV of the Fund over any period of            consecutive days.*  This automatic conversion provision may be amended only by the affirmative vote of the holders of at least           % of the Fund’s outstanding voting securities.  The Fund’s conversion to an ETF will occur automatically upon the occurrence of the conditions described below without a vote of the shareholders of the Fund.

Once the automatic conversion provision is triggered, the Fund will be required to take steps to convert to an ETF even if the Fund ceases to trade at a           % or greater discount to the NAV of the Fund.  As soon as practicable after the automatic conversion provision is triggered, the Fund will file a registration statement with the SEC to register as an ETF and the conversion will be effective as of the date that the registration statement is declared effective by the SEC [or such other date as may be determined by the Board].  In the event that the Fund converts to an ETF, the ETF will seek to achieve similar investment objectives as the Fund by investing in substantially similar types of investments as the Fund.  No approval of the shareholders of the Fund would be necessary to convert to an ETF,  The disclosure concerning the ETF contained in such registration statement will be substantially similar to the disclosure contained in the Fund’s Prospectus and this SAI except for the provisions concerning the purchase and redemption of shares and any other item pertaining to ETFs.

If the Fund converts to an ETF, its Shares will continue to be listed and traded on the           .  In addition, it will continuously issue and offer for sale shares in large blocks of [50,000] Shares (with each block of [50,000] shares called a “Creation Unit”) or multiples thereof.  Each such Creation Unit could be presented to the Fund at the option of the holder for redemption at a price based on the then current NAV per Share.  Shares will not be redeemable except when aggregated in Creation Units.  Creation Units will be issued and redeemed principally for cash.

If the Fund converts to an ETF, investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must enter into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.

*              Patent pending.

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Set forth below is a description of the procedures that would be applicable to purchase and redemption of Creation Units.

Creation and Redemption of Creation Unit Aggregations

Creation.  If the Fund converts to an ETF, the Fund will issue and sell Shares only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business.  As of the date of this SAI, the NYSE observes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash.  Creation Units of the Fund will be sold principally for cash, calculated based on the NAV per share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a fixed transaction fee as discussed below. The Fund also reserves the right to permit or require Creation Units to be issued in-kind.  If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities (“Deposit Securities”) and a cash payment referred to as the “Cash Component.”  The Cash Component represents the difference between the NAV of a Creation Unit as the market value of Deposit Securities.  Together the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial investment and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.”  The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below).  The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” an amount equal to the market value of the Deposit Securities.  If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component.  If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If the Fund were to permit or require Creation Units to be issued in-kind, the Custodian, through the NSCC (discussed below), will make available on each Business Day, prior to the opening of business on the            (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.  The Deposit Cash and/or Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represent the minimum initial and subsequent investment amount for a Creation Unit.

Such Fund Deposit will be applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objectives of the Fund.  In addition, the Fund reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or any other relevant reason.

If the Fund were to permit or require Creation Units to be issued in-kind, in addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also will make available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

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Creations and redemptions of Shares for the Fund Securities are subject to compliance with applicable federal and state securities laws, and the Fund (whether or not they otherwise permit cash redemptions) reserves the right to redeem Creation Aggregations for cash to the extent that an investor could not lawfully purchase or the Fund could not lawfully deliver specific Fund Securities under such laws.  An Authorized Participant (as defined below) or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash.  An Authorized Participant that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Procedures for Creation of Creation Unit Aggregations.  To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below).  A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant” or “AP” Investors should contact the Distributor for the names of APs that have signed a Participant Agreement.  All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares as next determined on such date after receipt of the order in proper form.  If in-kind creations are permitted or required by the Fund, in the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time, on the trade date.  A custom order may be placed by an AP in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason.  The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.”  Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections).  Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, as applicable, in the form required by such AP.  In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required.  Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations have to be placed by the investor’s broker through an AP that has executed a Participant Agreement.  In such cases, there may be additional charges to such investor.  At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.  Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.  Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process.  Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC.  Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant

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Agreement.  The Participant Agreement will authorize the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order.  Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Fund, together with such additional information as may be required by the Distributor.  An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor.  A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC.  The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, on the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Fund, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant), if any.  See the “Creation Transaction Fee” section below.

Creation Unit Aggregations may be created in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities as described below.  In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).  The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day.  If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the AP shall be liable to the Fund for losses, if any, resulting therefrom.  An additional amount of cash shall be required to be deposited with the Fund, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Fund in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities.  To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Fund may use the cash on deposit to purchase the missing Deposit Securities.  APs will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases.  These costs will be deemed to include the

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amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases.  The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Fund and deposited into the Fund.  In addition, a transaction fee, as listed below, will be charged in all cases.  The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

Acceptance of Orders for Creation Unit Aggregations.  The Fund reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Fund, the Custodian, the Transfer Agent and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Transfer Agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Fund, the Custodian, any sub-custodian and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.  All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund’s determination shall be final and binding.

Creation Transaction Fee.  Investors will be required to pay a fixed creation transaction fee, described below, payable to the Fund regardless of the number of creations made each day.  If the Fund were to permit or require Creation Units to be issued in-kind, investors will be responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund.

The Standard Creation/Redemption Transaction Fee for the Fund will be $          .  The Maximum Creation/Redemption Transaction Fee for the Fund will be $          .

Redemption of Fund Shares in Creation Units Aggregations.  If the Fund converts to an ETF, Creation Units of the Fund generally are redeemed principally for cash.  Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day.  The Fund will not redeem Shares in amounts less than Creation Unit Aggregations.  Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Fund.  There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation.  Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

If the Fund were to permit or require Creation Units to be redeemed in-kind, the Custodian, through the NSCC, will make available prior to the opening of business on the            (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day.  Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

If the Fund were to permit or require Creation Units to be redeemed in-kind, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request

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for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below.  In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee.  A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. If the Fund were to permit or require Creation Units to be redeemed in-kind, investors will also bear the costs of transferring the Fund Securities from the Fund to their account or on their order.  Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services.  The redemption transaction fees for the Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement.  An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined.  An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day.  The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement.  A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC.  An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time, (for the Shares) on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern time, for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed.  After the Fund has deemed an order for redemption outside the Clearing Process received, the Fund will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

To the extent contemplated by an AP’s agreement, in the event the AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Transfer Agent, on behalf of the Fund, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing Shares as soon as possible.  Such undertaking shall be secured by the AP to deliver the missing Shares as soon as possible.  Such understanding shall be secured by the AP’s delivery and maintenance of collateral having a value (marked-to-market daily) at least equal to 115% of the value of the missing

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Shares, which the Adviser may change from time to time.  The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the AP.  The AP’s agreement will permit the Fund on behalf of the affected Fund, to purchase the missing Shares or acquire the Deposit Securities and the Cash Component underlying such Shares at any time and will subject the AP to liability for any shortfall between the cost to the Fund of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under the “Determination of NAV” section and computed on the Business Day on which a redemption order is deemed received by the Fund. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date.  If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern time, the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash.  In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit.  In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).  The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.  Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.  An AP or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash.  The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The chart below describes in further detail the placement of redemption orders outside the clearing process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET)	No action.	No action.	Creation Unit Aggregations will be

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
	Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.			delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Fund of all or a portion of the Deposit Securities	4:00 p.m. (ET)	11:00 a.m. (ET)	No action.	1:00 p.m. (ET)
	Order in proper form must be received by the Distributor.	Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.		Missing Deposit Securities are due to the Fund or the Fund may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Orders Custodian.	No action.	Creation Unit Aggregations will be delivered.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent Orders received after 3:00 p.m. (ET) will be treated as standard orders	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent Orders received after 3:00 p.m. (ET) will be treated as	11:00 a.m. (ET) Shares must be delivered through DTC to the Custodian. 2:00 p.m. (ET) Cash Component, if	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

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Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
standard orders.	any, is due. *If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

Regular Holidays.  The Fund generally intends to effect deliveries of Creation Units on a basis of “T” plus one Business Day and redemption cash on a basis of “T” plus four Business Days (i.e., days on which NYSE is open). The Fund may effect deliveries of Creation Units and redemption cash on a basis other than T plus one or T plus four, as the case may be, in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions within one Business Day and four Business Days, respectively, of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

If in-kind creations are permitted or required by the Fund, the securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, may require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2009 and 2010 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

[To come.]

27

TAXES

The Fund intends to be treated and to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code.  To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year.  The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

If the Fund converts to an ETF as a result of tax requirements, the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund.  The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Under current law, long-term capital gains tax rates have generally been reduced for non-corporate tax payers to a maximum of 15% for taxable years beginning before January 1, 2011.  It is not expected that any ordinary dividends declared and paid by the Fund to individual shareholders will qualify for taxation at the lower reduced tax rates applicable to long-term capital gains.  The Fund will report to shareholders annually the amounts of dividends received from ordinary income and the amount of distributions received from capital gains.

It is expected that a portion of the non-U.S. listed private equity companies in which the Fund invests will be classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes.  Absent making certain elections, an investment in a PFIC can result in materially adverse consequences for U.S. investors and the Fund.  Therefore, the Fund intends to elect to “mark-to-market” all shares that it holds in PFICs at the end of each taxable year.  By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value.  Gains realized with respect to PFICs that the Fund has elected to mark-to-market will be ordinary income.  If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling its interest in the PFIC or because of the “mark-to-market” adjustment described above, such loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses recognized with respect to the PFIC.  To the extent that the Fund’s loss with respect to the PFIC exceeds such limitation, the loss will generally be capital loss.  Although the Fund may only deduct capital losses in a given taxable year to the extent of capital gains, the Fund may carry forward remaining capital losses for up to eight years following the taxable year in which the loss was recognized.  However, the Fund may not generate much or any capital gain from its investments in non-U.S. listed private equity companies.  By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to shareholders) in excess of the distributions that it received from its investments.  Accordingly, the Fund may need to borrow money or dispose of its interests in the listed private-equity companies in order to make the required distributions.  If the Fund does not make the “mark-to-market” election with respect to its investments in PFICs, it would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders.

The sale, exchange or redemption of Shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year.  Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss.  A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of.  In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss.  Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any net long-term capital gain dividends received by the shareholders.  Distribution of ordinary income and capital gains may also be subject to state and local taxes.

28

Distributions reinvested in additional Shares of the Fund through the means of the dividend reinvestment service (see below) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.  Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates.  Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder with respect to taxable years of the Fund beginning before January 1, 2010.  In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.  Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

In the event of a conversion of the Fund from a closed-end fund into an ETF, it is generally expected that the conversion shall not constitute a taxable event to the Fund or the Fund’s shareholders under U.S. federal income tax principles.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning.  Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws.  Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof.  Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year.  Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss.  Application of this rule may alter the timing and character of distributions to shareholders.  The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities (and including, net income derived from an interest in certain “qualified publicly traded partnerships”).  It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund’s

29

business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions.  Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

calculates the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open.  NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent.  All valuations are subject to review by the Fund’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market-maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market-maker (or dealer) or (iii) based on amortized cost.  [Certain senior loans and senior debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.]

If a security’s market price is not available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Fund’s valuation policies and procedures approved by the Board of Trustees. Money market securities maturing in 60 days or less will be valued at amortized cost. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price.  The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted.  Fair value pricing involves subjective judgments and it is possible that fair value determined for each security is materially different than the value that could be realized upon the sale of that security.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act, the Fund’s NAV is calculated based upon the net asset value of such funds.  The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “Dividends and Distributions” and “Automatic Dividend Reinvestment Plan.”

General Policies.  Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis.  The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

30

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares.  Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Automatic Dividend Reinvestment Plan.  Pursuant to the Fund’s automatic dividend reinvestment plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by           , as agent for shareholders in administering the Plan (the “Plan Agent”), in additional Shares of the Fund.  In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a “market discount,” as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan.  Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent.  Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below.  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Shares.  The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding Shares on the open market (open-market purchases) on the Exchange or elsewhere.  If, on the payment date for any dividend or distribution, the NAV per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant.  The number of newly issued shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%.  If on the dividend payment date the NAV per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participant in open-market purchases.  Prior to the time Shares commence trading on the Exchange, participants in the Plan will receive any dividends in newly issued shares.

In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis, or in no event more than 30 days after the dividend payment date (last purchase date), to invest the dividend amount in Shares acquired in open-market purchases.  It is contemplated that the Fund will pay monthly income dividends.  Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days.  If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date.  Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records.  Dividend reinvestment is confirmed quarterly.  Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.  The Plan Agent will forward all proxy solicitation materials to

31

participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.  See “Taxes.”

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan.  If the market price plus commissions of the Fund’s Shares is higher than the NAV per share, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares.  If the market price plus commissions is below the NAV per share, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares.  However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV.  Also, since the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate the Plan.  There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at           .

If the Fund converts to an ETF as set forth above under “Conversion to an Exchange-Traded Fund,” no reinvestment service would be provided by the Fund.  Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions.  Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein.  Brokers may require Beneficial Owners to adhere to specific procedures and timetables.  If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, is counsel to the Fund.

Independent Registered Public Accounting Firm.            ,           , serves as the Fund’s independent registered public accounting firm.             audits the Fund’s financial statements and perform other related audit services.

32

FINANCIAL STATEMENTS

[Financial Statement to come]

F-1

APPENDIX A

[Proxy Voting Policy to come]

A-1

POWERSHARES BANK LOAN OPPORTUNITY ACCE FUND

PART C. OTHER INFORMATION

Item 25.  Financial Statements and Exhibits.

1.             Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.  Financial statements will be filed by pre-effective amendment to the Registration Statement.

2.             Exhibits:

(a)           (1)  Certificate of Trust.*

(2) Agreement and Declaration of Trust.**

(b)           By-laws of the Registrant.**

(c)           Not applicable.

(d)           Not applicable.

(e)           Terms and Conditions of the Dividend Reinvestment Plan.**

(f)            Not applicable.

(g)

(1)           Form of Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC.**

(2)           Form of Investment Sub-Advisory Agreement between Sub-Advisers and Invesco PowerShares Capital Management LLC.**

(h)

(1)           Form of Underwriting Agreement.**

(2)           Form of Selected Dealer Agreement.**

(3)           Form of Master Agreement Among Underwriters.**

(i)            Not applicable.

(j)            Form of Custody Agreement.**

(k)

(1)           Form of Fund Administration and Accounting Agreement.**

(2)           Form of Transfer Agency and Service Agreement.**

(3)           Form of Participant Agreement.**

(l)            Opinion and Consent of Dechert LLP.**

(m)          Not applicable.

(n)           Consent of Independent Registered Public Accounting Firm.**

(o)           Not applicable.

(p)           Form of Initial Subscription Agreement.*

(q)           Not applicable.

(r)

(1)           Code of Ethics of the Registrant.**

(2)           Code of Ethics of Invesco PowerShares Capital Management LLC.**

(3)           Code of Ethics of Invesco Institutional (N.A.), Inc.**

Other Powers of Attorney.* *

*      Filed herewith.

**   To be filed by amendment.

Item 26.  Marketing Arrangements.

See exhibit 2(h).

Item 27.  Other Expenses of Issuance and Distribution.

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

Registration Fees	$

Federal Taxes	$

State Taxes and Fees	$

Transfer Agent’s Fees	$

Costs of Printing and Engraving	$

Legal Counsel Fees	$

FINRA Fees	$

Listing Fees	$

Accounting Expenses	$

TOTAL	$

Item 28.  Persons Controlled by or Under Common Control with the Fund.

None.

Item 29.  Number of Holders of Securities.

At           , 2009

Title of Class	Number of Record Holders
Shares of beneficial interest, $.01 par value

Item 30.  Indemnification.

[To be updated]

Reference is made to Article Twelve of the Registrant’s Declaration of Trust which is incorporated by reference herein:

The Registrant (also, the “Fund”) is organized as a Massachusetts business trust and is operated pursuant to a Declaration of Trust, dated          (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Fund, including persons who serve at the request of the Fund as directors, trustees, officers, employees or agents of another organization in which the Fund has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Fund to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.  This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

i.              against any liability to the Fund or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

ii.             with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Fund; or

iii.            in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 12.4(c)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct:  (i) by a vote of a majority of the Disinterested Trustees (as such term is defined in Section 12.4) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) by a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Fund, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Fund personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 12.4 of the Declaration of Trust shall be advanced by the Fund prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 12.4 of the Declaration of Trust, provided that either:

i.              Such undertaking is secured by a surety bond or some other appropriate security or the Fund shall be insured against losses arising out of any such advances; or

ii.             A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 12.4 of the Declaration of Trust, the following words shall have the meanings set forth below:

i.              A “Disinterested Trustee” is one (i) who is not an Interested Person of the Fund (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

ii.             “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.  Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Management of the Fund” in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and “Management” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

LISTED BELOW ARE THE OFFICERS AND TRUSTEES OF INVESCO POWERSHARES CAPITAL MANAGEMENT LLC:

The information as to the trustees and executive officers of Invesco PowerShares Capital Management LLC is set forth in Invesco PowerShares Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission on February 21, 2003 (Accession No.:  429865831611B82) and amended through the date hereof, is incorporated herein by reference.

Item 32.  Location of Accounts and Records.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act, as amended, and the rules promulgated thereunder are maintained in the physical possession of           .

Item 33.  Management Services.

Not applicable.

Item 34.  Undertakings.

1.             Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.             Not applicable.

3.             Not applicable.

4.             Not applicable.

5.             Registrant undertakes that:

(a)           for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)           for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.             Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton and State of Illinois, on the 18th day of September, 2009.

PowerShares Bank Loan Opportunity ACCE Fund

By:	/s/ Harold Bruce Bond
Title: Harold Bruce Bond, Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

Trustee, Principal Executive Officer
/s/ Harold Bruce Bond	and Principal Financial Officer	September 18, 2009
Harold Bruce Bond

EXHIBIT INDEX

(a)(1)	Certificate of Trust